Exhibit 99.1

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of February 18, 2016, between Wells Fargo Bank, National Association, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and/or manufactured housing community mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of February 1, 2016 (the “Pooling and Servicing Agreement”), between the Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Depositor”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), and Wilmington Trust, National Association, as trustee (the “Trustee”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Wells Fargo Securities, LLC (“WFS”), Citigroup Global Markets Inc. (“CGMI”) and Natixis Securities Americas LLC (“Natixis Securities”) (collectively in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates to WFS, CGMI and Natixis Securities (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Initial Purchasers. The Certificates are more fully described in (a) that certain prospectus dated February 19, 2016 (together with all annexes and exhibits thereto, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated February 19, 2016 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates, as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated February 9, 2016, relating to the Registered Certificates (together with all annexes and exhibits thereto and as supplemented by that certain supplement to the preliminary prospectus, dated February 12, 2016, collectively, the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated February 9, 2016, relating to the Non-Registered Certificates (together with all annexes and exhibits thereto and as supplemented by that certain supplement to the preliminary private placement memorandum, dated February 12, 2016, collectively, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), among the Mortgage Loan Seller, the Depositor, the Underwriters and the Initial Purchasers.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.          Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on February 26, 2016 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $427,920,664, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be an amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). The Purchaser shall pay such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

Section 2.           Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Mortgage Loan Seller’s obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller).

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

(b)           The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)           In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is 45 days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item), the remainder of the Mortgage File for each Mortgage Loan and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date (which delivery shall be subject to clause (e) in the proviso of the definition of “Mortgage File”), any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

(d)           In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to letters of credit referred to in clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall deliver the original of such letter of credit to the Master Servicer (with a copy to the Custodian) or, if such original has been submitted by the Mortgage Loan Seller to the issuing bank to effect a reissuance, assignment or amendment of such letter of credit (changing the beneficiary thereof to the Master Servicer (in care of the Trustee) that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents), the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering with respect to such letter(s) of credit a copy thereof to the Custodian indicating that such document has been delivered to the issuing bank for reissuance or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement, a copy of which shall be delivered to the Custodian on the Closing Date. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Mortgage Loan Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Custodian within forty-five (45) days of the Closing Date. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trust and shall cooperate with the reasonable requests of the Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trust.

In addition, pursuant to Section 3.01(f) of the Pooling and Servicing Agreement, within sixty (60) days (or such shorter time period as is required by the terms of the applicable Mortgage Loan documents) after the later of (i) the receipt of a letter of credit pursuant to this Section 2(d) by the Master Servicer and (ii) the Closing Date, the Mortgage Loan Seller shall notify each provider of a letter of credit for each Mortgage Loan identified as having a letter of credit on the Mortgage Loan Schedule, that the Master Servicer (in care of the Trustee) for the benefit of the Certificateholders and any related Companion Holders shall be the beneficiary under each such letter of credit.

(e)           In addition, with respect to the Mortgage Loans identified as Loan Nos. 27 and 36 on the Mortgage Loan Schedule, which are each subject to a franchise agreement with a related comfort letter in favor of the Mortgage Loan Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or otherwise have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Mortgage Loan Seller shall, within 45 days of the Closing Date (or any shorter period if required by the applicable comfort letter), notify the related franchisors (with a copy to the Master Servicer) that such Mortgage Loans have been transferred to the Trust; and, if Mortgage Loan Seller receives notice from the Master Servicer that any such comfort letter with respect to a franchise agreement has not been received within the timeframe provided under Section 2.01(g) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall, within a commercially reasonable time after receipt of such notice, obtain a replacement comfort letter in substantially the same form as the existing comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) in favor of the Trust.

(f)           In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items: (i) within the timeframes for delivery set forth in Section 2(c) above, a copy of the Mortgage File for each Mortgage Loan (except that copies of instruments of assignment will be delivered by the Custodian when the originals are returned or delivered, as applicable, to it in accordance with the requirements of Section 2.01(b) of the Pooling and Servicing Agreement); (ii) within the timeframe for delivery set forth in Section 2.01(e) of the Pooling and Servicing Agreement, and except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan, originals or copies of all financial statements, appraisals, environmental reports, engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan or related Serviced Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Serviced Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Serviced Whole Loan(s) and, to the extent that any original documents or copies, as applicable, of the following documents are not required to be a part of a Mortgage File for any Mortgage Loan or Serviced Whole Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Mortgagors in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (iii) all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the Master Servicer under the Pooling and Servicing Agreement.

(g)           Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(h)           The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach.

Section 3.           Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage

Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.         Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser. (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

(b)           The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)           The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)           The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator) and “sponsor” in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein.

(e)           No Sub-Servicer that the Mortgage Loan Seller has required the Master Servicer to retain for any of the Mortgage Loans in connection with the transactions contemplated by this Agreement is a Servicing Function Participant.

(f)           The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)           Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)           It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

(i)            Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents or information that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents or information are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor.

(j)            Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide each of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Directing Certificateholder, the Asset Representations Reviewer and the Operating Advisor with a certification by an authorized officer of the Mortgage Loan Seller that the electronic copy of the Diligence File for each Mortgage Loan uploaded to the Designated Site contains all documents and information required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor.

(k)           If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller.

(l)            Upon the completion of an Asset Review with respect to each Mortgage Loan and receipt of a written request from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee within sixty (60) days of such written request by the Asset Representations Reviewer.

(m)          The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(n)           The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(l) above within 60 days of written request by the Asset Representations Reviewer or (B) provide all documents and information (i) required to be delivered by it pursuant to this Agreement, and (ii) within 60 days of the Closing Date, under the definition of “Diligence File” in the Pooling and Servicing Agreement (or such later date specified herein or in the Pooling and Servicing Agreement).

(o)           The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not fail to comply with applicable law. All terms used in this Section (o) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(o). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(o).

Section 5.           Notice of Breach; Cure, Repurchase and Substitution. (a) The Mortgage Loan Seller shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Mortgage Loan Seller’s receipt of notice of or, if earlier, the Mortgage Loan Seller’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Mortgage Loan Seller’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Mortgage Loan Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)) and provided, further, that with respect to such Extended Cure Period the Mortgage Loan Seller has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded Loan, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Material Defect will be cured within the Extended Cure Period. Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G 2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Mortgage Loan Seller’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Mortgage Loan Seller are to be remitted by wire transfer to the Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Mortgage Loan Seller, in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Mortgage Loan Seller and the Special Servicer on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded Loan, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the Special Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the Special Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(l) above attributable to the Asset Review of such Mortgage Loan. If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Mortgage Loan Seller to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Mortgage Loan Seller and the Special Servicer on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any agreement or settlement between the Mortgage Loan Seller and the Special Servicer nothing in this paragraph shall preclude the Mortgage Loan Seller, the Master Servicer or the Special Servicer, as applicable, from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Mortgage Loan Seller’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Mortgage Loan Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

The Mortgage Loan Seller agrees that, with respect to any Non-Serviced Mortgage Loan, any “Material Defect” (or analogous term) under the related Non-Serviced PSA shall constitute a Material Defect under this Agreement to the extent the Mortgage Loan Seller repurchases the Non-Serviced Companion Loan from the trust created pursuant to such Non-Serviced PSA; provided, however, that the foregoing shall not apply to any Material Defect (or analogous term) related solely to the promissory note for any related Non-Serviced Companion Loan.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Mortgage Loan Seller may cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(l) above to the extent not previously paid by the Mortgage Loan Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided that in the event any such costs and expenses exceed $10,000, the Mortgage Loan Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Mortgage Loan Seller shall remit the amount of such costs and expenses to the Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Mortgage Loan Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Mortgage Loan Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Mortgage Loan Seller equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Mortgage Loan Seller.

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, no delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to repurchase the related Mortgage Loan if it is otherwise required to do so under this Agreement or the Pooling and Servicing Agreement unless (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect and (ii) such delay is a result of the failure by the Purchaser or by any other party to the Pooling and Servicing Agreement, to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement, after such party has actual knowledge of such Material Defect (knowledge shall not be deemed to exist by reason of the Custodial Exception Report) and such delay precludes the Mortgage Loan Seller from curing such Material Defect. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Mortgage Loan Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Mortgage Loan Seller provides an Opinion of Counsel to the effect that such release does not (A) endanger the status of any Trust REMIC as a REMIC or (B) result in the imposition of a tax upon any Trust REMIC or the Trust and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)           Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the Master Servicer or the Special Servicer, as applicable, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No

mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the Master Servicer or the Special Servicer, as applicable, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)           The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the ownership of such Deleted Mortgage Loan, and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible

Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the Master Servicer and the Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the Master Servicer and the Special Servicer of, any portion of the related Servicing File, together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the Master Servicer or the Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)           [Reserved.]

(e)           The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage Loan Seller or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)           The Mortgage Loan Seller will provide the Responsible Repurchase Party copies of any 15Ga-1 Notice delivered to the Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)           Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)           The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)            The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001662784.

Section 6.          Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)        All of the representations and warranties of the Mortgage Loan Seller and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)       All documents specified in Section 7 of this Agreement (the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller hereunder or the rights of the Mortgage Loan Seller as a third party beneficiary thereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)      The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)      The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)       All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)      The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)     The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)    Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms; and

(ix)       The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement.

(x)        Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-

certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.          Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), and upon which the Interested Parties may rely:

(i)        This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller;

(ii)       Each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

(iii)      A Secretary’s Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Mortgage Loan Seller authorizing the Mortgage Loan Seller’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

(iv)      A certificate of good standing with respect to the Mortgage Loan Seller issued by the Comptroller of the Currency of the United States not earlier than 15 days prior to the Closing Date, and upon which the Interested Parties may rely;

(v)       A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(vi)      A written opinion of in-house or independent counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(vii)     A written opinion of special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller;

(viii)    A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the

Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(ix)       A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Prospectus and the Private Placement Memorandum (as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the Prospectus is appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(x)        Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

(xi)       One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xii)      If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xiii)     Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.           Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely as in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than 5 calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder.

Section 9.           Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (x) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (xi) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xii) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.          Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 375 Park Avenue, 2nd Floor, J0127-023, New York, New York 10152, Attention: A.J. Sfarra (with copies to the attention of Jeff D. Blake, Esq., Senior Counsel, Wells Fargo Law Department, D1053-300, 301 South College St., Charlotte, North Carolina 28288), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage Loan Seller at 301 South College St., Charlotte, North Carolina 28288, Attention: Wells Fargo Commercial Mortgage Trust 2015-NXS5, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS5 (with a copy to Jeff D. Blake, Esq., Senior Counsel, Wells Fargo Law Department, D1053 300, 301 South College St., Charlotte, North Carolina, 28288, and a copy to A.J. Sfarra, Wells Fargo Securities, LLC,

375 Park Avenue, 2nd Floor, New York, NY 10152, facsimile number: (212) 214-8970, email: anthony.sfarra@wellsfargo.com), or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

Section 11.        Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(i), 4(j) and 4(k) of this Agreement.

Section 12.        Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.         Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.        Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE

MORTGAGE LOAN SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.        Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.        Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

Section 17.        Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.        Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated February

11, 2016 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

Wells Fargo Bank, National Association

By:	/s/ Brigid M. Mattingly
Name: Brigid M. Mattingly
Title: Executive Vice President

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

WFCM 2016-NXS5 – MLPA (WFB)

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Exh. A-1

Wells Fargo Commercial Mortgage Trust 2016-NXS5
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Address	City	State	Zip Code	County	General Property Type	Number of Units	Unit of Measure
2	WFB	10 South LaSalle Street	10 South LaSalle Street	Chicago	IL	60603	Cook	Office	781,426	Sq. Ft.
3	WFB	Chicago Industrial Portfolio II	Various	Various	Various	Various	Various	Various	1,122,573	Sq. Ft.
3.01	WFB	3883 Butterfield Road	3883 Butterfield Road	Aurora	IL	60502	DuPage	Industrial	63,740	Sq. Ft.
3.02	WFB	703 Foster Avenue	703 Foster Avenue	Bensenville	IL	60106	DuPage	Industrial	174,824	Sq. Ft.
3.03	WFB	1601 North Main Street	1601 North Main Street	Wheaton	IL	60187	DuPage	Retail	14,560	Sq. Ft.
3.04	WFB	2101-2111 West 21st Street	2101-2111 West 21st Street	Broadview	IL	60155	Cook	Industrial	120,960	Sq. Ft.
3.05	WFB	6200 Regency West Drive	6200 Regency West Drive	Racine	WI	53406	Racine	Industrial	115,823	Sq. Ft.
3.06	WFB	900-926 South Westwood Avenue	900-926 South Westwood Avenue	Addison	IL	60101	DuPage	Industrial	53,062	Sq. Ft.
3.07	WFB	1001-1091 Davis Road	1001-1091 Davis Road	Elgin	IL	60123	Kane	Industrial	67,128	Sq. Ft.
3.08	WFB	2101-2171 West Cermak Road	2101-2171 West Cermak Road	Broadview	IL	60155	Cook	Industrial	55,476	Sq. Ft.
3.09	WFB	902-924 Industrial Drive	902-924 Industrial Drive	Aurora	IL	60506	Kane	Industrial	43,000	Sq. Ft.
3.10	WFB	2001 Parkes Drive	2001 Parkes Drive	Broadview	IL	60155	Cook	Industrial	53,284	Sq. Ft.
3.11	WFB	707-717 South Vermont Street	707-717 South Vermont Street	Palatine	IL	60067	Cook	Industrial	44,120	Sq. Ft.
3.12	WFB	641-655 South Vermont Street	641-655 South Vermont Street	Palatine	IL	60067	Cook	Industrial	44,000	Sq. Ft.
3.13	WFB	1958 Brandon Court	1958 Brandon Court	Glendale Heights	IL	60139	DuPage	Industrial	35,833	Sq. Ft.
3.14	WFB	850-880 Greenleaf Avenue	850-880 Greenleaf Avenue	Elk Grove Village	IL	60007	Cook	Industrial	34,500	Sq. Ft.
3.15	WFB	619-631 South Vermont Street	619-631 South Vermont Street	Palatine	IL	60067	Cook	Industrial	36,784	Sq. Ft.
3.16	WFB	601-617 South Vermont Street	601-617 South Vermont Street	Palatine	IL	60067	Cook	Industrial	36,667	Sq. Ft.
3.17	WFB	764-768 Thomas Drive	764-768 Thomas Drive	Bensenville	IL	60106	DuPage	Industrial	19,200	Sq. Ft.
3.18	WFB	250 South Shaddle Avenue	250 South Shaddle Avenue	Mundelein	IL	60060	Lake	Industrial	17,234	Sq. Ft.
3.19	WFB	1501-1525 North Main Street	1501-1525 North Main Street	Wheaton	IL	60187	DuPage	Retail	14,458	Sq. Ft.
3.20	WFB	930 North Shore Drive	930 North Shore Drive	Lake Bluff	IL	60044	Lake	Industrial	12,000	Sq. Ft.
3.21	WFB	120-138 West Lake Street	120-138 West Lake Street	Northlake	IL	60164	Cook	Industrial	27,000	Sq. Ft.
3.22	WFB	888 Tower Road	888 Tower Road	Mundelein	IL	60060	Lake	Industrial	22,400	Sq. Ft.
3.23	WFB	7660 West Industrial Drive	7660 West Industrial Drive	Forest Park	IL	60130	Cook	Industrial	16,520	Sq. Ft.
4	WFB	Walgreens - CVS Portfolio	Various	Various	Various	Various	Various	Retail	172,835	Sq. Ft.
4.01	WFB	Walgreens - Feasterville	2 East Street Road	Feasterville	PA	19053	Bucks	Retail	14,820	Sq. Ft.
4.02	WFB	Walgreens - Mechanicsville	625 North Black Horse Pike	Blackwood	NJ	08012	Camden	Retail	14,820	Sq. Ft.
4.03	WFB	Walgreens - Baltimore	6301 York Road	Baltimore	MD	21212	Baltimore	Retail	13,677	Sq. Ft.
4.04	WFB	Walgreens - Brick	2546 Hooper Avenue	Brick Township	NJ	08723	Ocean	Retail	14,550	Sq. Ft.
4.05	WFB	Walgreens - West Hartford	940 South Quaker Lane	West Hartford	CT	06110	Hartford	Retail	12,805	Sq. Ft.
4.06	WFB	Walgreens - Decatur	625 West Pershing Road	Decatur	IL	62523	Macon	Retail	14,820	Sq. Ft.
4.07	WFB	Walgreens - Edgewater	3106 Solomons Island Road	Edgewater	MD	21212	Anne Arundel	Retail	14,820	Sq. Ft.
4.08	WFB	Walgreens - Elk City	115 West 3rd Street	Elk City	OK	73644	Beckham	Retail	14,550	Sq. Ft.
4.09	WFB	CVS - Baton Rouge	5360 Highland Road	Baton Rouge	LA	70808	East Baton Rouge	Retail	13,813	Sq. Ft.
4.10	WFB	Walgreens - Taylorville	315 North Webster Street	Taylorville	IL	62568	Christian	Retail	14,550	Sq. Ft.
4.11	WFB	Walgreens - Glen Burnie	6700 Ritchie Highway	Glen Burnie	MD	21061	Anne Arundel	Retail	14,490	Sq. Ft.
4.12	WFB	Walgreens - Joliet	4822 Caton Farm Road	Joliet	IL	60586	Will	Retail	15,120	Sq. Ft.
5	WFB	Torrance Crossroads	24427 & 24451 Crenshaw Boulevard	Torrance	CA	90505	Los Angeles	Retail	128,121	Sq. Ft.
6	WFB	Keurig Green Mountain	53 South Avenue	Burlington	MA	01803	Middlesex	Office	280,560	Sq. Ft.
11	WFB	The Shoppes at Zion	250 Red Cliffs	St George	UT	84790	Washington	Retail	118,956	Sq. Ft.
12	WFB	Chase Corporate Center	One & Two Chase Corporate Drive	Birmingham	AL	35244	Jefferson	Office	211,257	Sq. Ft.
13	WFB	Preferred Freezer - Westfield, MA	45 Campanelli Drive	Westfield	MA	01085	Hampden	Industrial	147,594	Sq. Ft.
20	WFB	Retail Portfolio South Carolina-Tennessee	Various	Various	Various	Various	Various	Retail	54,354	Sq. Ft.
20.01	WFB	Six Mile Commons	10092 Charlotte Highway	Fort Mill	SC	29707	Lancaster	Retail	16,008	Sq. Ft.
20.02	WFB	Plaza on Pelham	3935 Pelham Road	Greenville	SC	29615	Greenville	Retail	18,796	Sq. Ft.
20.03	WFB	Hixson Plaza	5550 Highway 153	Hixson	TN	37343	Hamilton	Retail	12,800	Sq. Ft.
20.04	WFB	Myrtle Beach	102 Loyola Drive	Myrtle Beach	SC	29588	Horry	Retail	6,750	Sq. Ft.
24	WFB	Security Public Storage - Bermuda Dunes	39505 Berkey Drive	Palm Desert	CA	92211	Riverside	Self Storage	156,349	Sq. Ft.
26	WFB	The Tower	402 East Yakima Avenue; 417 East Chestnut Avenue	Yakima	WA	98901	Yakima	Office	129,415	Sq. Ft.
27	WFB	Hampton Inn & Suites Salinas	523 Work Street	Salinas	CA	93901	Monterey	Hospitality	105	Rooms
28	WFB	A-1 Mini Storage	2868-2872 Dutton Meadow	Santa Rosa	CA	95407	Sonoma	Self Storage	152,657	Sq. Ft.
30	WFB	Wright Line HQ	160 Gold Star Boulevard	Worcester	MA	01606	Worcester	Industrial	241,000	Sq. Ft.
31	WFB	Hy-Vee Milan	201 West 10th Avenue	Milan	IL	61264	Rock Island	Retail	74,938	Sq. Ft.
36	WFB	Holiday Inn Express & Suites Allen	205 Central Expressway	Allen	TX	75013	Collin	Hospitality	87	Rooms
37	WFB	Royal Wildewood Manor Apartments	201 Dixie Drive	Clute	TX	77531	Brazoria	Multifamily	260	Units
41	WFB	Self Storage 1 Lincoln Park	2001 North Elston Avenue	Chicago	IL	60614	Cook	Self Storage	87,944	Sq. Ft.
50	WFB	Springhill Self Storage	150 Spring Hill Drive	Grass Valley	CA	95945	Nevada	Self Storage	69,820	Sq. Ft.
52	WFB	El Paso and Yosemite Self Storage	Various	Various	CA	Various	Various	Self Storage	97,100	Sq. Ft.
52.01	WFB	El Paso Self Storage	2935 Union Road	Paso Robles	CA	93446	San Luis Obispo	Self Storage	50,175	Sq. Ft.
52.02	WFB	Yosemite Self Storage	117 Creekwood Drive	Modesto	CA	95357	Stanislaus	Self Storage	46,925	Sq. Ft.
53	WFB	American Mini Storage - Hiram, GA	5745 Wendy Bagwell Parkway	Hiram	GA	30141	Paulding	Mixed Use	86,250	Sq. Ft.
54	WFB	Security Public Storage - Sacramento I	3901 Fruitridge Road	Sacramento	CA	95820	Sacramento	Self Storage	88,233	Sq. Ft.
58	WFB	Security Public Storage - Moreno Valley	24861 Sunnymead Boulevard	Moreno Valley	CA	92553	Riverside	Self Storage	67,452	Sq. Ft.
59	WFB	Security Public Storage - Shaw	2633 West Shaw Avenue	Fresno	CA	93711	Fresno	Self Storage	72,536	Sq. Ft.
60	WFB	Portland Crossing	2030 US Highway 181	Portland	TX	78374	San Patricio	Retail	12,024	Sq. Ft.
61	WFB	Security Public Storage - Blackstone	4420 North Blackstone Avenue	Fresno	CA	93726	Fresno	Self Storage	53,149	Sq. Ft.

Wells Fargo Commercial Mortgage Trust 2016-NXS5
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Original Principal Balance ($)	Cut-off Date Principal Balance ($)	Loan Amortization Type	Monthly P&I Payment ($)	Interest Accrual Basis	Mortgage Rate	Administrative Cost Rate	Net Mortgage Rate	Due Date	Stated Maturity Date or Anticipated Repayment Date
2	WFB	10 South LaSalle Street	75,000,000.00	75,000,000.00	Interest-only, Balloon	281,489.59	Actual/360	4.430000%	0.012690%	4.417310%	11	1/11/2026
3	WFB	Chicago Industrial Portfolio II	48,800,000.00	48,800,000.00	Interest-only, Amortizing Balloon	268,267.65	Actual/360	5.210000%	0.014790%	5.195210%	11	1/11/2026
3.01	WFB	3883 Butterfield Road	13,665,598.00
3.02	WFB	703 Foster Avenue	4,444,232.00
3.03	WFB	1601 North Main Street	3,761,785.00
3.04	WFB	2101-2111 West 21st Street	3,046,047.00
3.05	WFB	6200 Regency West Drive	2,663,208.00
3.06	WFB	900-926 South Westwood Avenue	1,797,667.00
3.07	WFB	1001-1091 Davis Road	1,731,087.00
3.08	WFB	2101-2171 West Cermak Road	1,664,506.00
3.09	WFB	902-924 Industrial Drive	1,531,346.00
3.10	WFB	2001 Parkes Drive	1,464,766.00
3.11	WFB	707-717 South Vermont Street	1,424,818.00
3.12	WFB	641-655 South Vermont Street	1,424,818.00
3.13	WFB	1958 Brandon Court	1,265,025.00
3.14	WFB	850-880 Greenleaf Avenue	1,215,090.00
3.15	WFB	619-631 South Vermont Street	1,158,496.00
3.16	WFB	601-617 South Vermont Street	1,111,890.00
3.17	WFB	764-768 Thomas Drive	932,124.00
3.18	WFB	250 South Shaddle Avenue	915,479.00
3.19	WFB	1501-1525 North Main Street	885,517.00
3.20	WFB	930 North Shore Drive	832,253.00
3.21	WFB	120-138 West Lake Street	765,673.00
3.22	WFB	888 Tower Road	649,158.00
3.23	WFB	7660 West Industrial Drive	449,417.00
4	WFB	Walgreens - CVS Portfolio	45,750,000.00	45,750,000.00	Amortizing Balloon	271,463.40	Actual/360	5.150000%	0.014790%	5.135210%	11	2/11/2026
4.01	WFB	Walgreens - Feasterville	5,325,365.00
4.02	WFB	Walgreens - Mechanicsville	4,813,889.00
4.03	WFB	Walgreens - Baltimore	4,813,889.00
4.04	WFB	Walgreens - Brick	4,723,629.00
4.05	WFB	Walgreens - West Hartford	3,983,493.00
4.06	WFB	Walgreens - Decatur	3,790,938.00
4.07	WFB	Walgreens - Edgewater	3,730,764.00
4.08	WFB	Walgreens - Elk City	3,309,549.00
4.09	WFB	CVS - Baton Rouge	3,104,959.00
4.10	WFB	Walgreens - Taylorville	3,038,768.00
4.11	WFB	Walgreens - Glen Burnie	2,587,465.00
4.12	WFB	Walgreens - Joliet	2,527,292.00
5	WFB	Torrance Crossroads	45,000,000.00	45,000,000.00	Interest-only, Balloon	181,093.75	Actual/360	4.750000%	0.014790%	4.735210%	11	1/11/2026
6	WFB	Keurig Green Mountain	27,895,480.00	27,895,480.00	Interest-only, ARD	101,624.78	Actual/360	4.300000%	0.012690%	4.287310%	1	11/1/2020
11	WFB	The Shoppes at Zion	23,625,000.00	23,598,643.21	Amortizing Balloon	123,823.70	Actual/360	4.791000%	0.034790%	4.756210%	11	1/11/2026
12	WFB	Chase Corporate Center	23,200,000.00	23,200,000.00	Interest-only, Amortizing Balloon	124,968.33	Actual/360	5.030000%	0.014790%	5.015210%	11	2/11/2023
13	WFB	Preferred Freezer - Westfield, MA	21,000,000.00	21,000,000.00	Interest-only, Amortizing Balloon	111,070.00	Actual/360	4.870000%	0.014790%	4.855210%	11	12/11/2025
20	WFB	Retail Portfolio South Carolina-Tennessee	14,982,000.00	14,982,000.00	Interest-only, Amortizing Balloon	79,513.48	Actual/360	4.900000%	0.014790%	4.885210%	11	12/11/2025
20.01	WFB	Six Mile Commons	5,213,000.00
20.02	WFB	Plaza on Pelham	5,100,000.00
20.03	WFB	Hixson Plaza	2,644,000.00
20.04	WFB	Myrtle Beach	2,025,000.00
24	WFB	Security Public Storage - Bermuda Dunes	9,950,000.00	9,938,742.87	Amortizing Balloon	51,784.03	Actual/360	4.730000%	0.014790%	4.715210%	1	1/1/2026
26	WFB	The Tower	9,600,000.00	9,569,932.24	Amortizing Balloon	55,674.10	Actual/360	4.920000%	0.014790%	4.905210%	11	12/11/2025
27	WFB	Hampton Inn & Suites Salinas	9,500,000.00	9,478,163.69	Amortizing Balloon	49,099.44	Actual/360	4.670000%	0.014790%	4.655210%	11	12/11/2025
28	WFB	A-1 Mini Storage	9,400,000.00	9,400,000.00	Interest-only, Amortizing Balloon	49,717.05	Actual/360	4.870000%	0.014790%	4.855210%	11	1/11/2026
30	WFB	Wright Line HQ	9,250,000.00	9,229,973.16	Amortizing Balloon	49,261.03	Actual/360	4.930000%	0.014790%	4.915210%	11	12/11/2025
31	WFB	Hy-Vee Milan	7,600,000.00	7,591,847.59	Amortizing Balloon, ARD	40,612.85	Actual/360	4.960000%	0.014790%	4.945210%	11	1/11/2026
36	WFB	Holiday Inn Express & Suites Allen	6,850,000.00	6,850,000.00	Interest-only, Amortizing Balloon	39,765.55	Actual/360	4.930000%	0.014790%	4.915210%	11	1/11/2021
37	WFB	Royal Wildewood Manor Apartments	6,825,000.00	6,817,313.72	Amortizing Balloon	35,602.43	Actual/360	4.750000%	0.014790%	4.735210%	11	1/11/2026
41	WFB	Self Storage 1 Lincoln Park	6,200,000.00	6,200,000.00	Interest-only, Amortizing Balloon	32,192.82	Actual/360	4.710000%	0.014790%	4.695210%	11	1/11/2026
50	WFB	Springhill Self Storage	4,400,000.00	4,400,000.00	Interest-only, Balloon	17,110.50	Actual/360	4.590000%	0.014790%	4.575210%	11	1/11/2026
52	WFB	El Paso and Yosemite Self Storage	4,100,000.00	4,100,000.00	Interest-only, Balloon	16,395.44	Actual/360	4.720000%	0.014790%	4.705210%	11	1/11/2026
52.01	WFB	El Paso Self Storage	2,500,000.00
52.02	WFB	Yosemite Self Storage	1,600,000.00
53	WFB	American Mini Storage - Hiram, GA	3,850,000.00	3,845,733.46	Amortizing Balloon	20,246.18	Actual/360	4.820000%	0.014790%	4.805210%	11	1/11/2026
54	WFB	Security Public Storage - Sacramento I	3,850,000.00	3,845,644.22	Amortizing Balloon	20,037.04	Actual/360	4.730000%	0.014790%	4.715210%	1	1/1/2026
58	WFB	Security Public Storage - Moreno Valley	3,360,000.00	3,356,198.60	Amortizing Balloon	17,486.87	Actual/360	4.730000%	0.014790%	4.715210%	1	1/1/2026
59	WFB	Security Public Storage - Shaw	2,975,000.00	2,971,634.18	Amortizing Balloon	15,483.16	Actual/360	4.730000%	0.014790%	4.715210%	1	1/1/2026
60	WFB	Portland Crossing	2,730,000.00	2,727,044.06	Amortizing Balloon	14,522.04	Actual/360	4.920000%	0.014790%	4.905210%	11	1/11/2026
61	WFB	Security Public Storage - Blackstone	2,375,000.00	2,372,313.00	Amortizing Balloon	12,360.51	Actual/360	4.730000%	0.014790%	4.715210%	1	1/1/2026

Wells Fargo Commercial Mortgage Trust 2016-NXS5
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	ARD Loan Maturity Date	Revised Rate	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Amortization Term (Original) (Mos.)	Amortization Term (Remaining) (Mos.)	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions	Ownership Interest	Grace Period Late (Days)
2	WFB	10 South LaSalle Street	NAP	NAP	120	119	IO	IO	NAP	L(25),D(91),O(4)	Fee	10
3	WFB	Chicago Industrial Portfolio II	NAP	NAP	120	119	360	360	NAP	L(13),GRTR 1% or YM(103),O(4)	Fee	5
3.01	WFB	3883 Butterfield Road
3.02	WFB	703 Foster Avenue
3.03	WFB	1601 North Main Street
3.04	WFB	2101-2111 West 21st Street
3.05	WFB	6200 Regency West Drive
3.06	WFB	900-926 South Westwood Avenue
3.07	WFB	1001-1091 Davis Road
3.08	WFB	2101-2171 West Cermak Road
3.09	WFB	902-924 Industrial Drive
3.10	WFB	2001 Parkes Drive
3.11	WFB	707-717 South Vermont Street
3.12	WFB	641-655 South Vermont Street
3.13	WFB	1958 Brandon Court
3.14	WFB	850-880 Greenleaf Avenue
3.15	WFB	619-631 South Vermont Street
3.16	WFB	601-617 South Vermont Street
3.17	WFB	764-768 Thomas Drive
3.18	WFB	250 South Shaddle Avenue
3.19	WFB	1501-1525 North Main Street
3.20	WFB	930 North Shore Drive
3.21	WFB	120-138 West Lake Street
3.22	WFB	888 Tower Road
3.23	WFB	7660 West Industrial Drive
4	WFB	Walgreens - CVS Portfolio	NAP	NAP	120	120	300	300	NAP	L(24),D(92),O(4)	Various	5
4.01	WFB	Walgreens - Feasterville
4.02	WFB	Walgreens - Mechanicsville
4.03	WFB	Walgreens - Baltimore
4.04	WFB	Walgreens - Brick
4.05	WFB	Walgreens - West Hartford
4.06	WFB	Walgreens - Decatur
4.07	WFB	Walgreens - Edgewater
4.08	WFB	Walgreens - Elk City
4.09	WFB	CVS - Baton Rouge
4.10	WFB	Walgreens - Taylorville
4.11	WFB	Walgreens - Glen Burnie
4.12	WFB	Walgreens - Joliet
5	WFB	Torrance Crossroads	NAP	NAP	120	119	IO	IO	NAP	L(25),D(91),O(4)	Fee	5
6	WFB	Keurig Green Mountain	11/1/2030	7.3000%	60	57	IO	IO	NAP	L(27),GRTR 1% or YM(29),O(4)	Fee	5
11	WFB	The Shoppes at Zion	NAP	NAP	120	119	360	359	NAP	L(25),D(91),O(4)	Fee	5
12	WFB	Chase Corporate Center	NAP	NAP	84	84	360	360	NAP	L(24),D(50),O(10)	Fee	5
13	WFB	Preferred Freezer - Westfield, MA	NAP	NAP	120	118	360	360	NAP	L(26),D(90),O(4)	Fee	5
20	WFB	Retail Portfolio South Carolina-Tennessee	NAP	NAP	120	118	360	360	NAP	L(26),D(90),O(4)	Fee	5
20.01	WFB	Six Mile Commons
20.02	WFB	Plaza on Pelham
20.03	WFB	Hixson Plaza
20.04	WFB	Myrtle Beach
24	WFB	Security Public Storage - Bermuda Dunes	NAP	NAP	120	119	360	359	NAP	L(25),GRTR 1% or YM or D(88),O(7)	Fee	5
26	WFB	The Tower	NAP	NAP	120	118	300	298	NAP	L(26),D(90),O(4)	Fee	5
27	WFB	Hampton Inn & Suites Salinas	NAP	NAP	120	118	360	358	NAP	L(26),D(90),O(4)	Fee	5
28	WFB	A-1 Mini Storage	NAP	NAP	120	119	360	360	NAP	L(25),D(91),O(4)	Fee	5
30	WFB	Wright Line HQ	NAP	NAP	120	118	360	358	NAP	L(26),D(90),O(4)	Fee	5
31	WFB	Hy-Vee Milan	1/11/2036	The greater of (i) 7.96%; and (ii) the sum of (a) the greater of the 10 year swap yield as of the ARD and the treasury rate as of the ARD; and (b) 5.15%	120	119	360	359	NAP	L(25),D(91),O(4)	Fee	5
36	WFB	Holiday Inn Express & Suites Allen	NAP	NAP	60	59	300	300	NAP	L(25),D(31),O(4)	Fee	5
37	WFB	Royal Wildewood Manor Apartments	NAP	NAP	120	119	360	359	NAP	L(25),D(91),O(4)	Fee	5
41	WFB	Self Storage 1 Lincoln Park	NAP	NAP	120	119	360	360	NAP	L(25),D(91),O(4)	Fee	5
50	WFB	Springhill Self Storage	NAP	NAP	120	119	IO	IO	NAP	L(25),D(91),O(4)	Fee	5
52	WFB	El Paso and Yosemite Self Storage	NAP	NAP	120	119	IO	IO	NAP	L(25),D(91),O(4)	Fee	5
52.01	WFB	El Paso Self Storage
52.02	WFB	Yosemite Self Storage
53	WFB	American Mini Storage - Hiram, GA	NAP	NAP	120	119	360	359	NAP	L(25),D(91),O(4)	Fee	5
54	WFB	Security Public Storage - Sacramento I	NAP	NAP	120	119	360	359	NAP	L(25),GRTR 1% or YM or D(88),O(7)	Fee	5
58	WFB	Security Public Storage - Moreno Valley	NAP	NAP	120	119	360	359	NAP	L(25),GRTR 1% or YM or D(88),O(7)	Fee	5
59	WFB	Security Public Storage - Shaw	NAP	NAP	120	119	360	359	NAP	L(25),GRTR 1% or YM or D(88),O(7)	Fee	5
60	WFB	Portland Crossing	NAP	NAP	120	119	360	359	NAP	L(25),D(91),O(4)	Fee	5
61	WFB	Security Public Storage - Blackstone	NAP	NAP	120	119	360	359	NAP	L(25),GRTR 1% or YM or D(88),O(7)	Fee	5

Wells Fargo Commercial Mortgage Trust 2016-NXS5
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow Initial ($)	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty	Insurance Escrow Initial ($)	Monthly Insurance Escrow ($)	Insurance Escrow - Cash or LoC
2	WFB	10 South LaSalle Street	0	2,803,392	467,233	Cash	NAP	0	0	NAP
3	WFB	Chicago Industrial Portfolio II	648,901	740,067	140,276	Cash	NAP	0	0	NAP
3.01	WFB	3883 Butterfield Road
3.02	WFB	703 Foster Avenue
3.03	WFB	1601 North Main Street
3.04	WFB	2101-2111 West 21st Street
3.05	WFB	6200 Regency West Drive
3.06	WFB	900-926 South Westwood Avenue
3.07	WFB	1001-1091 Davis Road
3.08	WFB	2101-2171 West Cermak Road
3.09	WFB	902-924 Industrial Drive
3.10	WFB	2001 Parkes Drive
3.11	WFB	707-717 South Vermont Street
3.12	WFB	641-655 South Vermont Street
3.13	WFB	1958 Brandon Court
3.14	WFB	850-880 Greenleaf Avenue
3.15	WFB	619-631 South Vermont Street
3.16	WFB	601-617 South Vermont Street
3.17	WFB	764-768 Thomas Drive
3.18	WFB	250 South Shaddle Avenue
3.19	WFB	1501-1525 North Main Street
3.20	WFB	930 North Shore Drive
3.21	WFB	120-138 West Lake Street
3.22	WFB	888 Tower Road
3.23	WFB	7660 West Industrial Drive
4	WFB	Walgreens - CVS Portfolio	0	0	0	NAP	NAP	0	0	NAP
4.01	WFB	Walgreens - Feasterville
4.02	WFB	Walgreens - Mechanicsville
4.03	WFB	Walgreens - Baltimore
4.04	WFB	Walgreens - Brick
4.05	WFB	Walgreens - West Hartford
4.06	WFB	Walgreens - Decatur
4.07	WFB	Walgreens - Edgewater
4.08	WFB	Walgreens - Elk City
4.09	WFB	CVS - Baton Rouge
4.10	WFB	Walgreens - Taylorville
4.11	WFB	Walgreens - Glen Burnie
4.12	WFB	Walgreens - Joliet
5	WFB	Torrance Crossroads	0	168,907	43,830	Cash	NAP	0	0	NAP
6	WFB	Keurig Green Mountain	0	0	0	NAP	NAP	0	0	NAP
11	WFB	The Shoppes at Zion	93,750	37,899	12,633	Cash	NAP	0	0	NAP
12	WFB	Chase Corporate Center	0	84,518	28,172	Cash	NAP	9,005	4,501	Cash
13	WFB	Preferred Freezer - Westfield, MA	0	0	0	NAP	NAP	0	0	NAP
20	WFB	Retail Portfolio South Carolina-Tennessee	0	2,658	23,010	Cash	NAP	583	290	Cash
20.01	WFB	Six Mile Commons
20.02	WFB	Plaza on Pelham
20.03	WFB	Hixson Plaza
20.04	WFB	Myrtle Beach
24	WFB	Security Public Storage - Bermuda Dunes	0	0	0	NAP	NAP	0	0	NAP
26	WFB	The Tower	0	29,058	9,686	Cash	NAP	13,104	3,276	Cash
27	WFB	Hampton Inn & Suites Salinas	0	38,826	12,942	Cash	NAP	45,800	5,725	Cash
28	WFB	A-1 Mini Storage	0	41,696	10,424	Cash	NAP	1,205	1,205	Cash
30	WFB	Wright Line HQ	0	0	0	NAP	NAP	0	0	NAP
31	WFB	Hy-Vee Milan	0	0	0	NAP	NAP	0	0	NAP
36	WFB	Holiday Inn Express & Suites Allen	10,938	10,628	10,628	Cash	NAP	5,312	2,656	Cash
37	WFB	Royal Wildewood Manor Apartments	0	14,706	14,706	Cash	NAP	20,672	10,336	Cash
41	WFB	Self Storage 1 Lincoln Park	0	94,563	13,509	Cash	NAP	0	0	NAP
50	WFB	Springhill Self Storage	0	0	0	NAP	NAP	0	0	NAP
52	WFB	El Paso and Yosemite Self Storage	0	0	0	NAP	NAP	0	0	NAP
52.01	WFB	El Paso Self Storage
52.02	WFB	Yosemite Self Storage
53	WFB	American Mini Storage - Hiram, GA	0	8,760	2,920	Cash	NAP	2,542	1,271	Cash
54	WFB	Security Public Storage - Sacramento I	0	0	0	NAP	NAP	0	0	NAP
58	WFB	Security Public Storage - Moreno Valley	22,125	0	0	NAP	NAP	0	0	NAP
59	WFB	Security Public Storage - Shaw	0	0	0	NAP	NAP	0	0	NAP
60	WFB	Portland Crossing	0	3,789	3,789	Cash	NAP	13,488	1,734	Cash
61	WFB	Security Public Storage - Blackstone	0	0	0	NAP	NAP	0	0	NAP

Wells Fargo Commercial Mortgage Trust 2016-NXS5
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Insurance Escrow - LoC Counterparty	Upfront Replacement Reserve ($)	Monthly Replacement Reserve ($)(15)	Replacement Reserve Cap ($)	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty	Upfront TI/LC Reserve ($)	Monthly TI/LC Reserve ($)
2	WFB	10 South LaSalle Street	NAP	0	16,280	0	Cash	NAP	0	130,238
3	WFB	Chicago Industrial Portfolio II	NAP	0	20,804	0	Cash	NAP	750,000	32,742
3.01	WFB	3883 Butterfield Road
3.02	WFB	703 Foster Avenue
3.03	WFB	1601 North Main Street
3.04	WFB	2101-2111 West 21st Street
3.05	WFB	6200 Regency West Drive
3.06	WFB	900-926 South Westwood Avenue
3.07	WFB	1001-1091 Davis Road
3.08	WFB	2101-2171 West Cermak Road
3.09	WFB	902-924 Industrial Drive
3.10	WFB	2001 Parkes Drive
3.11	WFB	707-717 South Vermont Street
3.12	WFB	641-655 South Vermont Street
3.13	WFB	1958 Brandon Court
3.14	WFB	850-880 Greenleaf Avenue
3.15	WFB	619-631 South Vermont Street
3.16	WFB	601-617 South Vermont Street
3.17	WFB	764-768 Thomas Drive
3.18	WFB	250 South Shaddle Avenue
3.19	WFB	1501-1525 North Main Street
3.20	WFB	930 North Shore Drive
3.21	WFB	120-138 West Lake Street
3.22	WFB	888 Tower Road
3.23	WFB	7660 West Industrial Drive
4	WFB	Walgreens - CVS Portfolio	NAP	0	0	0	NAP	NAP	0	14,403
4.01	WFB	Walgreens - Feasterville
4.02	WFB	Walgreens - Mechanicsville
4.03	WFB	Walgreens - Baltimore
4.04	WFB	Walgreens - Brick
4.05	WFB	Walgreens - West Hartford
4.06	WFB	Walgreens - Decatur
4.07	WFB	Walgreens - Edgewater
4.08	WFB	Walgreens - Elk City
4.09	WFB	CVS - Baton Rouge
4.10	WFB	Walgreens - Taylorville
4.11	WFB	Walgreens - Glen Burnie
4.12	WFB	Walgreens - Joliet
5	WFB	Torrance Crossroads	NAP	0	1,388	0	Cash	NAP	0	0
6	WFB	Keurig Green Mountain	NAP	0	0	0	NAP	NAP	0	0
11	WFB	The Shoppes at Zion	NAP	0	1,975	0	Cash	NAP	0	13,000
12	WFB	Chase Corporate Center	NAP	0	3,521	250,000	Cash	NAP	0	8,803
13	WFB	Preferred Freezer - Westfield, MA	NAP	0	0	0	NAP	NAP	0	0
20	WFB	Retail Portfolio South Carolina-Tennessee	NAP	65,000	678	50,000	Cash	NAP	200,000	3,333
20.01	WFB	Six Mile Commons
20.02	WFB	Plaza on Pelham
20.03	WFB	Hixson Plaza
20.04	WFB	Myrtle Beach
24	WFB	Security Public Storage - Bermuda Dunes	NAP	0	0	0	NAP	NAP	0	0
26	WFB	The Tower	NAP	0	2,155	0	Cash	NAP	0	18,750
27	WFB	Hampton Inn & Suites Salinas	NAP	0	12,609	0	Cash	NAP	0	0
28	WFB	A-1 Mini Storage	NAP	0	1,908	45,800	Cash	NAP	0	0
30	WFB	Wright Line HQ	NAP	0	2,009	0	Cash	NAP	0	8,334
31	WFB	Hy-Vee Milan	NAP	0	625	0	Cash	NAP	0	2,917
36	WFB	Holiday Inn Express & Suites Allen	NAP	0	Beginning in January 2017, 1/12th of 4% of Underwritten Revenue for prior fiscal year	0	Cash	NAP	0	0
37	WFB	Royal Wildewood Manor Apartments	NAP	135,000	6,739	260,000	Cash	NAP	0	0
41	WFB	Self Storage 1 Lincoln Park	NAP	0	1,100	26,400	Cash	NAP	0	0
50	WFB	Springhill Self Storage	NAP	0	0	0	NAP	NAP	0	0
52	WFB	El Paso and Yosemite Self Storage	NAP	0	0	0	NAP	NAP	0	0
52.01	WFB	El Paso Self Storage
52.02	WFB	Yosemite Self Storage
53	WFB	American Mini Storage - Hiram, GA	NAP	0	1,078	38,800	Cash	NAP	0	0
54	WFB	Security Public Storage - Sacramento I	NAP	0	0	0	NAP	NAP	0	0
58	WFB	Security Public Storage - Moreno Valley	NAP	0	0	0	NAP	NAP	0	0
59	WFB	Security Public Storage - Shaw	NAP	0	0	0	NAP	NAP	0	0
60	WFB	Portland Crossing	NAP	0	291	0	Cash	NAP	0	1,467
61	WFB	Security Public Storage - Blackstone	NAP	0	0	0	NAP	NAP	0	0

Wells Fargo Commercial Mortgage Trust 2016-NXS5
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial) ($)	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description
2	WFB	10 South LaSalle Street	1,000,000	Cash	NAP	0	0	NAP	NAP	Rent Concession Reserve
3	WFB	Chicago Industrial Portfolio II	1,600,000	Cash	NAP	0	0	NAP	NAP	Rent Concession Reserve
3.01	WFB	3883 Butterfield Road
3.02	WFB	703 Foster Avenue
3.03	WFB	1601 North Main Street
3.04	WFB	2101-2111 West 21st Street
3.05	WFB	6200 Regency West Drive
3.06	WFB	900-926 South Westwood Avenue
3.07	WFB	1001-1091 Davis Road
3.08	WFB	2101-2171 West Cermak Road
3.09	WFB	902-924 Industrial Drive
3.10	WFB	2001 Parkes Drive
3.11	WFB	707-717 South Vermont Street
3.12	WFB	641-655 South Vermont Street
3.13	WFB	1958 Brandon Court
3.14	WFB	850-880 Greenleaf Avenue
3.15	WFB	619-631 South Vermont Street
3.16	WFB	601-617 South Vermont Street
3.17	WFB	764-768 Thomas Drive
3.18	WFB	250 South Shaddle Avenue
3.19	WFB	1501-1525 North Main Street
3.20	WFB	930 North Shore Drive
3.21	WFB	120-138 West Lake Street
3.22	WFB	888 Tower Road
3.23	WFB	7660 West Industrial Drive
4	WFB	Walgreens - CVS Portfolio	518,508	Cash	NAP	0	0	NAP	NAP	NAP
4.01	WFB	Walgreens - Feasterville
4.02	WFB	Walgreens - Mechanicsville
4.03	WFB	Walgreens - Baltimore
4.04	WFB	Walgreens - Brick
4.05	WFB	Walgreens - West Hartford
4.06	WFB	Walgreens - Decatur
4.07	WFB	Walgreens - Edgewater
4.08	WFB	Walgreens - Elk City
4.09	WFB	CVS - Baton Rouge
4.10	WFB	Walgreens - Taylorville
4.11	WFB	Walgreens - Glen Burnie
4.12	WFB	Walgreens - Joliet
5	WFB	Torrance Crossroads	0	NAP	NAP	0	0	NAP	NAP	NAP
6	WFB	Keurig Green Mountain	0	NAP	NAP	0	0	NAP	NAP	NAP
11	WFB	The Shoppes at Zion	450,000	Cash	NAP	0	0	NAP	NAP	Rue 21 Rent Concession/TILC Reserve
12	WFB	Chase Corporate Center	0	Cash	NAP	0	0	NAP	NAP	Major Tenant TILC Reserve
13	WFB	Preferred Freezer - Westfield, MA	0	NAP	NAP	0	0	NAP	NAP	NAP
20	WFB	Retail Portfolio South Carolina-Tennessee	200,000	Cash	NAP	0	0	NAP	NAP	Casual Pint Rent Reserve
20.01	WFB	Six Mile Commons
20.02	WFB	Plaza on Pelham
20.03	WFB	Hixson Plaza
20.04	WFB	Myrtle Beach
24	WFB	Security Public Storage - Bermuda Dunes	0	NAP	NAP	0	0	NAP	NAP	NAP
26	WFB	The Tower	500,000	Cash	NAP	0	0	NAP	NAP	Rent Concession Reserve
27	WFB	Hampton Inn & Suites Salinas	0	NAP	NAP	0	0	NAP	NAP	PIP Reserve
28	WFB	A-1 Mini Storage	0	NAP	NAP	0	0	NAP	NAP	NAP
30	WFB	Wright Line HQ	450,000	Cash	NAP	0	0	NAP	NAP	NAP
31	WFB	Hy-Vee Milan	105,000	Cash	NAP	0	0	NAP	NAP	NAP
36	WFB	Holiday Inn Express & Suites Allen	0	NAP	NAP	0	0	NAP	NAP	PIP Reserve
37	WFB	Royal Wildewood Manor Apartments	0	NAP	NAP	0	0	NAP	NAP	NAP
41	WFB	Self Storage 1 Lincoln Park	0	NAP	NAP	0	0	NAP	NAP	NAP
50	WFB	Springhill Self Storage	0	NAP	NAP	0	0	NAP	NAP	NAP
52	WFB	El Paso and Yosemite Self Storage	0	NAP	NAP	0	0	NAP	NAP	NAP
52.01	WFB	El Paso Self Storage
52.02	WFB	Yosemite Self Storage
53	WFB	American Mini Storage - Hiram, GA	0	NAP	NAP	0	0	NAP	NAP	NAP
54	WFB	Security Public Storage - Sacramento I	0	NAP	NAP	0	0	NAP	NAP	NAP
58	WFB	Security Public Storage - Moreno Valley	0	NAP	NAP	0	0	NAP	NAP	NAP
59	WFB	Security Public Storage - Shaw	0	NAP	NAP	0	0	NAP	NAP	NAP
60	WFB	Portland Crossing	85,000	Cash	NAP	0	0	NAP	NAP	NAP
61	WFB	Security Public Storage - Blackstone	0	NAP	NAP	0	0	NAP	NAP	NAP

Wells Fargo Commercial Mortgage Trust 2016-NXS5
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow I (Initial) ($)	Other Escrow I (Monthly) ($)(11)(16)	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description	Other Escrow II (Initial) ($)
2	WFB	10 South LaSalle Street	630,218	0	0	Cash	NAP	Tenant Specific TILC Reserve	2,248,889
3	WFB	Chicago Industrial Portfolio II	473,703	0	0	Cash	NAP	NAP	0
3.01	WFB	3883 Butterfield Road
3.02	WFB	703 Foster Avenue
3.03	WFB	1601 North Main Street
3.04	WFB	2101-2111 West 21st Street
3.05	WFB	6200 Regency West Drive
3.06	WFB	900-926 South Westwood Avenue
3.07	WFB	1001-1091 Davis Road
3.08	WFB	2101-2171 West Cermak Road
3.09	WFB	902-924 Industrial Drive
3.10	WFB	2001 Parkes Drive
3.11	WFB	707-717 South Vermont Street
3.12	WFB	641-655 South Vermont Street
3.13	WFB	1958 Brandon Court
3.14	WFB	850-880 Greenleaf Avenue
3.15	WFB	619-631 South Vermont Street
3.16	WFB	601-617 South Vermont Street
3.17	WFB	764-768 Thomas Drive
3.18	WFB	250 South Shaddle Avenue
3.19	WFB	1501-1525 North Main Street
3.20	WFB	930 North Shore Drive
3.21	WFB	120-138 West Lake Street
3.22	WFB	888 Tower Road
3.23	WFB	7660 West Industrial Drive
4	WFB	Walgreens - CVS Portfolio	0	0	0	NAP	NAP	NAP	0
4.01	WFB	Walgreens - Feasterville
4.02	WFB	Walgreens - Mechanicsville
4.03	WFB	Walgreens - Baltimore
4.04	WFB	Walgreens - Brick
4.05	WFB	Walgreens - West Hartford
4.06	WFB	Walgreens - Decatur
4.07	WFB	Walgreens - Edgewater
4.08	WFB	Walgreens - Elk City
4.09	WFB	CVS - Baton Rouge
4.10	WFB	Walgreens - Taylorville
4.11	WFB	Walgreens - Glen Burnie
4.12	WFB	Walgreens - Joliet
5	WFB	Torrance Crossroads	0	0	0	NAP	NAP	NAP	0
6	WFB	Keurig Green Mountain	0	0	0	NAP	NAP	NAP	0
11	WFB	The Shoppes at Zion	263,431	0	0	Cash	NAP	Dress Barm TILC Reserve	43,000
12	WFB	Chase Corporate Center	71,923	8,803	0	Cash	NAP	Tenant Specific TILC / Rent Concession Reserve	Tenant Specific TILC - $161,432 / Rent Concession - $70,737
13	WFB	Preferred Freezer - Westfield, MA	0	0	0	NAP	NAP	NAP	0
20	WFB	Retail Portfolio South Carolina-Tennessee	47,552	0	0	Cash	NAP	NAP	0
20.01	WFB	Six Mile Commons
20.02	WFB	Plaza on Pelham
20.03	WFB	Hixson Plaza
20.04	WFB	Myrtle Beach
24	WFB	Security Public Storage - Bermuda Dunes	0	0	0	NAP	NAP	NAP	0
26	WFB	The Tower	24,959	0	0	Cash	NAP	Moss Adams TILC Reserve	37,174
27	WFB	Hampton Inn & Suites Salinas	0	0	0	NAP	NAP	NAP	0
28	WFB	A-1 Mini Storage	0	0	0	NAP	NAP	NAP	0
30	WFB	Wright Line HQ	0	0	0	NAP	NAP	NAP	0
31	WFB	Hy-Vee Milan	0	0	0	NAP	NAP	NAP	0
36	WFB	Holiday Inn Express & Suites Allen	1,100,000	0	0	Cash	NAP	Seasonality Reserve	34,231
37	WFB	Royal Wildewood Manor Apartments	0	0	0	NAP	NAP	NAP	0
41	WFB	Self Storage 1 Lincoln Park	0	0	0	NAP	NAP	NAP	0
50	WFB	Springhill Self Storage	0	0	0	NAP	NAP	NAP	0
52	WFB	El Paso and Yosemite Self Storage	0	0	0	NAP	NAP	NAP	0
52.01	WFB	El Paso Self Storage
52.02	WFB	Yosemite Self Storage
53	WFB	American Mini Storage - Hiram, GA	0	0	0	NAP	NAP	NAP	0
54	WFB	Security Public Storage - Sacramento I	0	0	0	NAP	NAP	NAP	0
58	WFB	Security Public Storage - Moreno Valley	0	0	0	NAP	NAP	NAP	0
59	WFB	Security Public Storage - Shaw	0	0	0	NAP	NAP	NAP	0
60	WFB	Portland Crossing	0	0	0	NAP	NAP	NAP	0
61	WFB	Security Public Storage - Blackstone	0	0	0	NAP	NAP	NAP	0

Wells Fargo Commercial Mortgage Trust 2016-NXS5
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II (Monthly) ($)	Other Escrow II Cap ($)	Other Escrow II Escrow - Cash or LoC	Other Escrow II - LoC Counterparty	Holdback(7)	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox
2	WFB	10 South LaSalle Street	0	0	Cash	NAP	NAP	N	NAP	Hard/Springing Cash Management
3	WFB	Chicago Industrial Portfolio II	0	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management
3.01	WFB	3883 Butterfield Road
3.02	WFB	703 Foster Avenue
3.03	WFB	1601 North Main Street
3.04	WFB	2101-2111 West 21st Street
3.05	WFB	6200 Regency West Drive
3.06	WFB	900-926 South Westwood Avenue
3.07	WFB	1001-1091 Davis Road
3.08	WFB	2101-2171 West Cermak Road
3.09	WFB	902-924 Industrial Drive
3.10	WFB	2001 Parkes Drive
3.11	WFB	707-717 South Vermont Street
3.12	WFB	641-655 South Vermont Street
3.13	WFB	1958 Brandon Court
3.14	WFB	850-880 Greenleaf Avenue
3.15	WFB	619-631 South Vermont Street
3.16	WFB	601-617 South Vermont Street
3.17	WFB	764-768 Thomas Drive
3.18	WFB	250 South Shaddle Avenue
3.19	WFB	1501-1525 North Main Street
3.20	WFB	930 North Shore Drive
3.21	WFB	120-138 West Lake Street
3.22	WFB	888 Tower Road
3.23	WFB	7660 West Industrial Drive
4	WFB	Walgreens - CVS Portfolio	0	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management
4.01	WFB	Walgreens - Feasterville
4.02	WFB	Walgreens - Mechanicsville
4.03	WFB	Walgreens - Baltimore
4.04	WFB	Walgreens - Brick
4.05	WFB	Walgreens - West Hartford
4.06	WFB	Walgreens - Decatur
4.07	WFB	Walgreens - Edgewater
4.08	WFB	Walgreens - Elk City
4.09	WFB	CVS - Baton Rouge
4.10	WFB	Walgreens - Taylorville
4.11	WFB	Walgreens - Glen Burnie
4.12	WFB	Walgreens - Joliet
5	WFB	Torrance Crossroads	0	0	NAP	NAP	NAP	N	NAP	Springing
6	WFB	Keurig Green Mountain	0	0	NAP	NAP	NAP	N	NAP	Hard/Springing Cash Management
11	WFB	The Shoppes at Zion	0	0	Cash	NAP	2,275,000	N	NAP	Springing
12	WFB	Chase Corporate Center	0	0	Cash	NAP	NAP	N	NAP	Springing
13	WFB	Preferred Freezer - Westfield, MA	0	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management
20	WFB	Retail Portfolio South Carolina-Tennessee	0	0	NAP	NAP	NAP	N	NAP	Springing
20.01	WFB	Six Mile Commons
20.02	WFB	Plaza on Pelham
20.03	WFB	Hixson Plaza
20.04	WFB	Myrtle Beach
24	WFB	Security Public Storage - Bermuda Dunes	0	0	NAP	NAP	NAP	N	NAP	None
26	WFB	The Tower	0	0	Cash	NAP	NAP	N	NAP	Springing
27	WFB	Hampton Inn & Suites Salinas	0	0	NAP	NAP	NAP	N	NAP	Springing
28	WFB	A-1 Mini Storage	0	0	NAP	NAP	NAP	N	NAP	None
30	WFB	Wright Line HQ	0	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management
31	WFB	Hy-Vee Milan	0	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management
36	WFB	Holiday Inn Express & Suites Allen	0	34,231	Cash	NAP	NAP	N	NAP	Springing
37	WFB	Royal Wildewood Manor Apartments	0	0	NAP	NAP	NAP	N	NAP	None
41	WFB	Self Storage 1 Lincoln Park	0	0	NAP	NAP	NAP	N	NAP	None
50	WFB	Springhill Self Storage	0	0	NAP	NAP	NAP	N	NAP	None
52	WFB	El Paso and Yosemite Self Storage	0	0	NAP	NAP	NAP	N	NAP	None
52.01	WFB	El Paso Self Storage
52.02	WFB	Yosemite Self Storage
53	WFB	American Mini Storage - Hiram, GA	0	0	NAP	NAP	NAP	N	NAP	None
54	WFB	Security Public Storage - Sacramento I	0	0	NAP	NAP	NAP	N	NAP	None
58	WFB	Security Public Storage - Moreno Valley	0	0	NAP	NAP	NAP	N	NAP	None
59	WFB	Security Public Storage - Shaw	0	0	NAP	NAP	NAP	N	NAP	None
60	WFB	Portland Crossing	0	0	NAP	NAP	NAP	N	NAP	Springing
61	WFB	Security Public Storage - Blackstone	0	0	NAP	NAP	NAP	N	NAP	None

Wells Fargo Commercial Mortgage Trust 2016-NXS5
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Borrower Name	Sponsor Name	Servicing Fee Rate
2	WFB	10 South LaSalle Street	10 South LaSalle Owner LLC	Jeffrey Feil	0.0025%
3	WFB	Chicago Industrial Portfolio II	Welbic III Aurora 3883 LLC; Welbic III Bensenville 703 LLC; Welbic III Bensenville 764 LLC; Welbic III Broadview 2001 LLC; Welbic III Broadview 21 LLC; Welbic III Broadview Cermak LLC; Welbic III Elgin 1001 LLC; Welbic III Elk Grove 850 LLC; Welbic III Forest Park 7660 LLC; Welbic III Lake Bluff 930 LLC; Welbic III Mundelein 250 LLC; Welbic III Palatine 601 LLC; Welbic III Palatine 619 LLC; Welbic III Palatine 641 LLC; Welbic III Palatine 707 LLC; Welbic III Racine 6200 LLC; Welbic III Wheaton 1501 LLC; Welbic III Aurora 902 LLC; Welbic III Addison 900 LLC; Welbic III Mundelein 888 LLC; Welbic III Northlake 120 LLC; Welbic III Glendale Heights 1958 LLC; Welbic III Wheaton 1601 LLC	George J. Cibula, Jr.; Matthew Lewandowski	0.0050%
3.01	WFB	3883 Butterfield Road
3.02	WFB	703 Foster Avenue
3.03	WFB	1601 North Main Street
3.04	WFB	2101-2111 West 21st Street
3.05	WFB	6200 Regency West Drive
3.06	WFB	900-926 South Westwood Avenue
3.07	WFB	1001-1091 Davis Road
3.08	WFB	2101-2171 West Cermak Road
3.09	WFB	902-924 Industrial Drive
3.10	WFB	2001 Parkes Drive
3.11	WFB	707-717 South Vermont Street
3.12	WFB	641-655 South Vermont Street
3.13	WFB	1958 Brandon Court
3.14	WFB	850-880 Greenleaf Avenue
3.15	WFB	619-631 South Vermont Street
3.16	WFB	601-617 South Vermont Street
3.17	WFB	764-768 Thomas Drive
3.18	WFB	250 South Shaddle Avenue
3.19	WFB	1501-1525 North Main Street
3.20	WFB	930 North Shore Drive
3.21	WFB	120-138 West Lake Street
3.22	WFB	888 Tower Road
3.23	WFB	7660 West Industrial Drive
4	WFB	Walgreens - CVS Portfolio	Maple Plaza Drugstores, LLC	David Wilstein; Leonard Wilstein	0.0050%
4.01	WFB	Walgreens - Feasterville
4.02	WFB	Walgreens - Mechanicsville
4.03	WFB	Walgreens - Baltimore
4.04	WFB	Walgreens - Brick
4.05	WFB	Walgreens - West Hartford
4.06	WFB	Walgreens - Decatur
4.07	WFB	Walgreens - Edgewater
4.08	WFB	Walgreens - Elk City
4.09	WFB	CVS - Baton Rouge
4.10	WFB	Walgreens - Taylorville
4.11	WFB	Walgreens - Glen Burnie
4.12	WFB	Walgreens - Joliet
5	WFB	Torrance Crossroads	Torrance Shopping Towne, LLC	Dorian Bilak; Sara V. Dumont	0.0050%
6	WFB	Keurig Green Mountain	ARCP OFC Burlington MA (Phase 2), LLC	Cole Corporate Income Operating Partnership II, LP	0.0025%
11	WFB	The Shoppes at Zion	ZFS Holding 2005, LLC	Yehuda Netanel	0.0250%
12	WFB	Chase Corporate Center	Chase Corporate Center, LLC	Abhishek Mathur; Brian Adams; Andrew Stone	0.0050%
13	WFB	Preferred Freezer - Westfield, MA	Industrial Holding, LLC; Regional Holding, LLC; Westfield Venture, LLC	Sherwin Jarol	0.0050%
20	WFB	Retail Portfolio South Carolina-Tennessee	Bond Street Fund 7, LLC; Southern Sumter Crossing, LLC	Michael D. Reynolds; Eric Hohmann	0.0050%
20.01	WFB	Six Mile Commons
20.02	WFB	Plaza on Pelham
20.03	WFB	Hixson Plaza
20.04	WFB	Myrtle Beach
24	WFB	Security Public Storage - Bermuda Dunes	Security Public Storage - Bermuda Dunes, A California Limited Partnership	Benjamin D. Eisler and Shirley E. Eisler, individually and as Co-Trustees of the Eisler Revocable Trust; Allen Orwitz and Lea Orwitz, individually and as Co-Trustees of the Allen Orwitz and Lea Orwitz Revocable Trusts; BACO Realty Corporation	0.0050%
26	WFB	The Tower	The Tower, LLC	Joseph R. Morrier, Sr.	0.0050%
27	WFB	Hampton Inn & Suites Salinas	Salinas Hotel Investors, LLC	James E. O’Connell, III	0.0050%
28	WFB	A-1 Mini Storage	Dutton Meadow A-1 Mini Storage, LLC	James L. Ledwith individually and as Trustee of the James L. Ledwith and Cathleen C. Gellepis Revocable Trust; Cathleen C. Gellepis as Trustee of the James L. Ledwith and Cathleen C. Gellepis Revocable Trust	0.0050%
30	WFB	Wright Line HQ	160 Gold Star, L.L.C.	Ruskin	0.0050%
31	WFB	Hy-Vee Milan	HV Milan LLC	Ruskin	0.0050%
36	WFB	Holiday Inn Express & Suites Allen	Plutus Allen I, LLC	Plutus Hospitality Advisors	0.0050%
37	WFB	Royal Wildewood Manor Apartments	Clute Apartments 2, Ltd.	Hardial Singh	0.0050%
41	WFB	Self Storage 1 Lincoln Park	Chicago Self Storage III, LLC	Gray Cardiff; Gray E. And Linda Pasche Cardiff Revocable Inter Vivos Trust	0.0050%
50	WFB	Springhill Self Storage	Springhill Storage, LLC	Ronald S. Dundas; Robert Puccinelli	0.0050%
52	WFB	El Paso and Yosemite Self Storage	Cypress Equities Group II, L.P.; Cypress Equities Group III, L.P.	Frank L. Crist, III	0.0050%
52.01	WFB	El Paso Self Storage
52.02	WFB	Yosemite Self Storage
53	WFB	American Mini Storage - Hiram, GA	AMS I Atlanta Investments, LLC	Troy Downing	0.0050%
54	WFB	Security Public Storage - Sacramento I	Security Public Storage - Sacramento, A California Limited Partnership	Benjamin D. Eisler and Shirley E. Eisler, individually and as Co-Trustees of the Eisler Revocable Trust; Allen Orwitz and Lea Orwitz, individually and as Co-Trustees of the Allen Orwitz and Lea Orwitz Revocable Trusts; BACO Realty Corporation	0.0050%
58	WFB	Security Public Storage - Moreno Valley	All Stor Moreno Valley, A California Limited Partnership	Benjamin D. Eisler and Shirley E. Eisler, individually and as Co-Trustees of the Eisler Revocable Trust; Allen Orwitz and Lea Orwitz, individually and as Co-Trustees of the Allen Orwitz and Lea Orwitz Revocable Trusts; BACO Realty Corporation	0.0050%
59	WFB	Security Public Storage - Shaw	Shaw Mini Storage - Fresno, A California Limited Partnership	Benjamin D. Eisler and Shirley E. Eisler, individually and as Co-Trustees of the Eisler Revocable Trust; Allen Orwitz and Lea Orwitz, individually and as Co-Trustees of the Allen Orwitz and Lea Orwitz Revocable Trusts; BACO Realty Corporation	0.0050%
60	WFB	Portland Crossing	Portland Crossing LP	Jose Chapa; Rodolfo Chapa; Rodolfo D. Chapa	0.0050%
61	WFB	Security Public Storage - Blackstone	Thrifty Mini Storage, A California Limited Partnership	Benjamin D. Eisler and Shirley E. Eisler, individually and as Co-Trustees of the Eisler Revocable Trust; Allen Orwitz and Lea Orwitz, individually and as Co-Trustees of the Allen Orwitz and Lea Orwitz Revocable Trusts; BACO Realty Corporation	0.0050%

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

(a)          The Mortgage Loan Seller is a national banking association, duly organized, validly existing and in good standing under the laws of the United States.

(b)         The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)          The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)         This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)         The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)          No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

Exh. B-1-1

(g)         No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)         The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)          The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)           The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)          After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)           The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)         No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)         The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of California.

(o)         The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the Closing Date:

(a)          The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

(b)         The Purchaser’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(c)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)         No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the Purchaser’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

(e)         The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(f)          The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(g)         The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a

Exh. B-2-1

copy of the final draft of each such Form 15G to WFS at least six (6) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

Exh. B-2-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

For purposes of this Exhibit C, the phrase “the Mortgage Loan Seller’s knowledge” and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller, its officers and employees responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth below in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Mortgage Loan Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth herein). All information contained in documents which are part of or required to be part of a Mortgage File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist) shall be deemed within the Mortgage Loan Seller’s knowledge.

The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement.

1.           Complete Mortgage File. With respect to each Mortgage Loan, to the extent that the failure to deliver the same would constitute a “Material Defect” in the Pooling and Servicing Agreement and/or Mortgage Loan Purchase Agreement, (i) a copy of the Mortgage File for each Mortgage Loan and (ii) originals or copies of all financial statements, appraisals, environmental reports, engineering reports, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, legal opinions and tenant estoppels in the possession or under the control of such Mortgage Loan Seller that relate to such Mortgage Loan, will be or have been delivered to the Master Servicer with respect to each Mortgage Loan by the deadlines set forth in the Pooling and Servicing Agreement and/or Mortgage Loan Purchase Agreement. For the avoidance of doubt, the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents.

2.           Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. At the time of the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller), participation or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

Exh. C-1

3.           Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or Prepayment Premium/Yield Maintenance Charge) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.           Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

5.           Hospitality Provisions. The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise or license agreement includes an executed comfort letter or similar agreement signed by the related Mortgagor and franchisor or licensor of such property that, subject to the applicable terms of such franchise or license agreement and comfort letter or similar agreement, is enforceable by the Trust against such franchisor or licensor either (A) directly or as an assignee of the originator, or (B) upon the Mortgage Loan Seller’s or its designee’s providing notice of the transfer of the Mortgage Loan to the Trust in accordance with the terms of such executed comfort letter or similar agreement, which the Mortgage Loan Seller or its designee shall provide, or if neither (A) nor (B) is applicable, the Mortgage Loan Seller or its designee shall apply for, on the Trust’s behalf, a new comfort letter or similar agreement as of the Closing Date. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office. For the avoidance of doubt, no

Exh. C-2

representation is made as to the perfection of any security interest in revenues to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

6.           Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither Mortgagor nor guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Mortgage Loan Seller on or after the Cut-off Date.

7.           Lien; Valid Assignment. Subject to the Standard Qualifications, each endorsement or assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller or its Affiliate is in recordable form (but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid and binding endorsement or assignment from the Mortgage Loan Seller, or its Affiliate, as applicable. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph 8 below (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances and Title Exceptions) as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, is free and clear of any recorded mechanics’ or materialmen’s liens and other recorded encumbrances, and as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by the applicable Title Policy (as described below). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein subject to the Permitted Encumbrances and Title Exceptions, except as such enforcement may be limited by Standard Qualifications, subject to the limitations described in paragraph 11 below. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

Exh. C-3

8.           Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy or a “marked up” commitment, in each case with escrow instructions and binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if the related Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group, and (g) condominium declarations of record and identified in such Title Policy, provided that none of clauses (a) through (g), individually or in the aggregate, materially interferes with the current marketability or principal use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.           Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as of the Cut-off Date there are no subordinate mortgages or junior mortgage liens encumbering the related Mortgaged Property other than Permitted Encumbrances. The Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor other than as set forth on Exhibit C-32-1.

Exh. C-4

10.         Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and Title Exceptions, each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver may be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

11.         Financing Statements. Subject to the Standard Qualifications, each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed and/or recorded (or, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in, the personal property (creation and perfection of which is governed by the UCC) owned by Mortgagor and necessary to operate such Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

12.         Condition of Property. The Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared by a third party engineering consultant in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Mortgage Loan Seller’s knowledge, based solely upon the due diligence customarily performed by the Mortgage Loan Seller in connection with the origination of similar commercial and multifamily loans intended for securitization, and except as set forth in such engineering report or property condition report or with respect to which repairs were required to be reserved for or made, (a) all major building systems for the improvements of each related Mortgaged Property are in good working order, and (b) each related Mortgaged Property (i) is free of any material damage, and (ii) is in good repair and condition, and (iii) is free of patent and observable structural defects, except, as to all statements in clauses (a) and (b) above, to the extent: (x) any damage or deficiencies would not reasonably be expected to materially and adversely affect the use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage, or repairs with respect to such damage or deficiencies are estimated to not exceed 5% of the original principal balance of the Mortgage

Exh. C-5

Loan; (y) such repairs have been completed; or (z) escrows in an aggregate amount consistent with the standards utilized by the Mortgage Loan Seller in connection with the origination of similar commercial and multifamily loans intended for securitization, which escrows will in all events be in an aggregate amount not less than the estimated cost of such repairs.

To the Mortgage Loan Seller’s knowledge, based on the engineering report or property condition assessment and the Sponsor Diligence (as defined in paragraph 42), there are no issues with the physical condition of the Mortgaged Property that the Mortgage Loan Seller believes would have a material adverse effect on the current marketability or principal use of the Mortgaged Property other than those disclosed in the engineering report or Servicing File and those addressed in sub-clauses (x), (y), and (z) of the preceding sentence.

13.         Taxes and Assessments. As of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or could become a lien on the related Mortgaged Property that became due and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon.

14.         Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

15.         Actions Concerning Mortgage Loan. To the Mortgage Loan Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 8), an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, the Sponsor Diligence (as defined in paragraph 42), and the ESA (as defined in paragraph 43), as of origination there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the current marketability of the Mortgaged Property, (f) the principal benefit of the security intended to be provided by the Mortgage Loan documents, (g) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or (h) the current principal use of the Mortgaged Property.

Exh. C-6

16.         Escrow Deposits. All escrow deposits and escrow payments currently required to be escrowed with Mortgagee pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Mortgage Loan Seller to the Depositor or its servicer. Any and all material requirements under the Mortgage Loan as to completion of any material improvements and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or the funds so escrowed have not been released unless such release was consistent with the Mortgage Loan Seller’s practices with respect to escrow releases or such released funds were otherwise used for their intended purpose. No other escrow amounts have been released except in accordance with the terms and conditions of the related Mortgage Loan documents.

17.         No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Mortgage Loan Seller to merit such holdback), and any requirements or conditions to disbursements of any loan proceeds held in escrow have been satisfied with respect to any disbursement of any such escrow fund.

18.         Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating of at least “A-:VIII” (for a Mortgage Loan with a principal balance below $35 million) and “A:VIII” (for a Mortgage Loan with a principal balance of $35 million or more) from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from Standard & Poor’s Ratings Services (collectively the “Insurance Rating Requirements”), in an amount (subject to customary deductibles) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by Mortgagor included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance (except where an applicable tenant lease does not permit the tenant to abate rent under any circumstances), which (i) covers a period of not less than 12 months (or with respect to each Mortgage Loan with a principal balance of $35 million or more, 18 months), or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than

Exh. C-7

12 months (18 months for Mortgage Loans with a principal balance of $35 million or more) of rental income; (ii) for a Mortgage Loan with a principal balance of $50 million or more contains a 180 day “extended period of indemnity”; and (iii) covers the actual loss sustained during the time period, or up to the specified dollar amount, set forth in clause (i) above.

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization.

If windstorm and/or windstorm related perils and/or “named storms” are excluded from the primary property damage insurance policy the Mortgaged Property is insured by a separate windstorm insurance policy issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including broad-form coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the seismic condition of such property, for the sole purpose of assessing the probable maximum loss or scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, which correlates to a 10% probability of exceedance in an exposure period of 50 years. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by Standard & Poor’s Ratings Services in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding

Exh. C-8

principal amount of the related Mortgage Loan, the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the trustee. Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Mortgage Loan Seller.

19.         Access; Utilities; Separate Tax Parcels. Based solely on evaluation of the Title Policy (as defined in paragraph 8) and survey, if any, an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, the Sponsor Diligence (as defined in paragraph 42), and the ESA (as defined in paragraph 43), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has permanent access from a recorded easement or right of way permitting ingress and egress to/from a public road, (b) is served by or has access rights to public or private water and sewer (or well and septic) and other utilities necessary for the current use of the Mortgaged Property, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made or is required to be made to the applicable governing authority for creation of separate tax parcels (or the Mortgage Loan documents so require such application in the future), in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax parcels are created.

20.         No Encroachments. To the Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the Title Policy obtained in connection with the origination of each Mortgage Loan, and except for encroachments that do not materially and adversely affect the current marketability or principal use of the Mortgaged Property: (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except for encroachments that are insured against by the applicable Title Policy; (b) no material improvements on adjoining parcels encroach onto the related Mortgaged Property except for

Exh. C-9

encroachments that are insured against by the applicable Title Policy; and (c) no material improvements encroach upon any easements except for encroachments that are insured against by the applicable Title Policy.

21.         No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Mortgage Loan Seller.

22.         REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any Prepayment Premium and Yield Maintenance Charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.        Compliance with Usury Laws. The mortgage rate (exclusive of any default interest, late charges, Yield Maintenance Charge or Prepayment Premium) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

24.         Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

Exh. C-10

25.           Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee, and, except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan, no fees are payable to such trustee except for de minimis fees paid.

26.          Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use, operation or value of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, or (c) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property.

27.           Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon any of a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy and applicable governmental approvals does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located and for the Mortgagor and the Mortgaged Property to be in compliance in all material respects with all regulations, zoning and building laws.

28.           Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan (a) provide that such Mortgage Loan becomes full recourse to the Mortgagor and guarantor

Exh. C-11

(which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) Mortgagor or guarantor shall have solicited or caused to be solicited petitioning creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or controlling equity interests in Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages resulting from the following (or negotiated provisions of substantially similar effect): (i) Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards; (ii) Mortgagor’s fraud or intentional misrepresentation; (iii) criminal acts by the Mortgagor or guarantor resulting in the seizure or forfeiture of all or part of the Mortgaged Property; (iv) breaches of the environmental covenants in the Mortgage Loan documents; or (v) Mortgagor’s commission of material physical waste at the Mortgaged Property.

29.           Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance (as described in paragraph 34) of not less than a specified percentage at least equal to 110% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph 34 below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

Exh. C-12

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) in an amount not less than the amount required by the REMIC Provisions and, to such extent, the award from any such taking may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans).

No such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the REMIC Provisions.

30.           Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage Loan with (a) quarterly (other than for single-tenant properties) and annual operating statements, (b) quarterly (other than for single-tenant properties) rent rolls for properties that have any individual lease which accounts for more than 5% of the in-place base rent, and (c) annual financial statements.

31.           Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, and to the Mortgage Loan Seller’s knowledge with respect to each Mortgage Loan of $20 million or less, as of origination the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto, except to the extent that any right to require such coverage may be limited by availability on commercially reasonable terms, or as otherwise indicated on Schedule C.

32.           Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, including, but not limited to, transfers of worn-

Exh. C-13

out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any controlling equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1, or future permitted mezzanine debt as set forth on Exhibit C-32-2 or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as set forth on Exhibit C-32-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

33.           Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents and the related Mortgage Loan documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.           Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii),

Exh. C-14

the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 110% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (vi) the defeased note and the defeasance collateral are required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.           Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD loans and situations where default interest is imposed.

36.           Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a Ground Leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan Seller, its successors and assigns (collectively, the “Ground Lease and Related Documents”), Mortgage Loan Seller represents and warrants that:

(A)          The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease and Related Documents permit the interest of the lessee to be encumbered by the related Mortgage and do not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

Exh. C-15

(B)           The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease and Related Documents) that the Ground Lease may not be amended, modified, canceled or terminated by agreement of lessor and lessee without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, provided that Mortgagee has provided lessor with notice of its lien in accordance with the terms of the Ground Lease;

(C)           The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(D)           The Ground Lease either (i) is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances and Title Exceptions; or (ii) is the subject of a subordination, non-disturbance or attornment agreement or similar agreement to which the Mortgagee on the lessor’s fee interest is subject;

(E)           Subject to the notice requirements of the Ground Lease and Related Documents, the Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(F)            The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(G)           The Ground Lease and Related Documents require the lessor to give to the Mortgagee written notice of any default, provides that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(H)           A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is

Exh. C-16

curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(I)            The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller in connection with the origination of similar commercial or multifamily loans intended for securitization;

(J)            Under the terms of the Ground Lease and Related Documents, any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(K)           In the case of a total or substantially total taking or loss, under the terms of the Ground Lease and Related Documents, any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)           Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

37.           Servicing. The servicing and collection of each Mortgage Loan complied with all applicable laws and regulations and was in all material respects legal, proper and in accordance with customary commercial mortgage servicing practices.

38.           Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

39.           Rent Rolls; Operating Histories. The Mortgage Loan Seller has obtained a rent roll (the “Certified Rent Roll(s)”) other than with respect to hospitality or single tenant properties certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related

Exh. C-17

Mortgage Loan. The Mortgage Loan Seller has obtained operating histories (the “Certified Operating Histories”) with respect to each Mortgaged Property certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan.

40.           No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments in the prior 12 months (or since origination if such Mortgage Loan has been originated within the past 12 months), and as of Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Mortgage Loan Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

41.          Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

42.           Organization of Mortgagor. The Mortgage Loan Seller has obtained an organizational chart or other description of each Mortgagor which identifies all beneficial controlling owners of the Mortgagor (i.e., managing members, general partners or similar controlling person for such Mortgagor) (the “Controlling Owner”). The Mortgage Loan Seller (1) required questionnaires to be completed by each Controlling Owner and guarantor or performed other processes designed to elicit information from each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history regarding any bankruptcies, any felony convictions in accordance with the standards utilized by the Mortgage Loan Seller in connection with the origination of similar commercial and multifamily loans intended for securitization, and (2) performed or caused to be performed searches of the public records or services such as Lexis/Nexis or NCO, or a similar service designed to elicit information about each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history regarding any bankruptcies, any felony convictions, in accordance with the standards utilized by the Mortgage Loan Seller in connection with the origination of similar commercial and multifamily loans intended for securitization. ((1) and (2) collectively, the “Sponsor Diligence”). Based solely on the Sponsor Diligence, to the knowledge of the Mortgage Loan Seller, no Controlling Owner or guarantor (i) was in a state or federal bankruptcy or insolvency proceeding, (ii) had a prior record of having been in a state or federal bankruptcy or insolvency, or (iii) had been convicted of a felony.

Exh. C-18

43.           Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

In the case of each Mortgage Loan set forth on Exhibit C-43-1, (i) such Mortgage Loan is the subject of an environmental insurance policy, issued by the issuer set forth on Exhibit C-43-1 (the “Policy Issuer”) and effective as of the date thereof (the “Environmental Insurance Policy”), (ii) as of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date the Environmental Insurance Policy is in full force and effect, there is no deductible and the Trustee will within 60 days following the Closing Date be a named insured under such policy either (A) directly or as an assignee of the originator, or (B) upon the Mortgage Loan Seller’s or its designee’s providing notice of the transfer of the Mortgage Loan to the Trust in accordance with the terms of such policy, which the Mortgage Loan Seller or its designee shall provide, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos-containing materials (“ACM”) and, if the related Mortgaged Property is a multifamily property, with respect to radon gas

Exh. C-19

(“RG”) and lead-based paint (“LBP”), and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the Mortgagee a reserve in an amount deemed to be sufficient by the Mortgage Loan Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan that should reasonably be expected to mitigate the environmental risk related to the identified LBP, ACM or RG condition, (iv) on the effective date of the Environmental Insurance Policy, the Mortgage Loan Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a Mortgagor questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy’s term and the term of such policy extends at least three years beyond the maturity of the Mortgage Loan (or, in the case of an ARD Loan, the related Anticipated Repayment Date).

44.           Lease Estoppels. With respect to each Mortgage Loan secured by retail, office or industrial properties, the Mortgage Loan Seller requested the related Mortgagor to obtain estoppels from each commercial tenant with respect to the Certified Rent Roll (except for tenants for whom the related lease income was excluded from the Mortgage Loan Seller’s underwriting). With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property leased to a single tenant, the Mortgage Loan Seller reviewed such estoppel obtained from such tenant no earlier than 90 days prior to the origination date of the related Mortgage Loan (or such longer period as the Mortgage Loan Seller may deem reasonable and appropriate based on the Mortgage Loan Seller’s practices in connection with the origination of similar commercial and multifamily loans intended for securitization), and to the Mortgage Loan Seller’s knowledge, based solely on the related estoppel, (x) the related lease is in full force and effect and (y) there exists no material default under such lease, either by the lessee thereunder or by the lessor subject, in each case, to customary reservations of tenant’s rights, such as with respect to CAM and pass-through audits and verification of landlord’s compliance with co-tenancy provisions.

45.           Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Cut-off Date. The appraisal is signed by an appraiser that (i) was engaged directly by the originator of the Mortgage Loan or the Mortgage Loan Seller, or a correspondent or agent of the originator of the Mortgage Loan or the Mortgage Loan Seller, and (ii) to the Mortgage Loan Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

Exh. C-20

46.           Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Mortgage Loan Purchase Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.           Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except in the case of a Mortgage Loan that is part of a Whole Loan.

48.           Advance of Funds by the Mortgage Loan Seller. Except for loan proceeds advanced at the time of loan origination or other payments contemplated by the Mortgage Loan documents, no advance of funds has been made by the Mortgage Loan Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Mortgage Loan Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

49.           Compliance with Anti-Money Laundering Laws. The Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

Exh. C-21

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

Loan No.	Mortgage Loan
3	Chicago Industrial Portfolio II

Exh. C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

None.

Exh. C-32-2-1

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

Exh. C-32-3-1

Exhibit C-43-1

List of Mortgage Loans with Environmental Insurance

Loan No.	Mortgage Loan
3	Chicago Industrial Portfolio II
6	Walgreens - CVS Portfolio
52	El Paso and Yosemite Self Storage
53	American Mini Storage - Hiram, GA
54	Security Public Storage - Sacramento I
58	Security Public Storage - Moreno Valley
59	Security Public Storage – Shaw
61	Security Public Storage – Blackstone

Exh. C-43-1-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
(2) Whole Loan; Ownership of Mortgage Loan	10 South LaSalle Street (Loan No. 2)	105,000,000 senior loan to borrower is secured on a pari passu basis by various notes (Note A-1 in the amount of $30,000,000 and Note A-2 in the amount of $75,000,000). Seller is contributing Note A-2 to the WFCM 2016-NXS5 Trust. The Mortgage Loan will be serviced pursuant to the Pooling and Servicing Agreement for the WFCM 2016-C32 Trust.
(2) Whole Loan; Ownership of Mortgage Loan	Keurig Greeen Mountain (Loan No. 6)	$77,895,480 senior loan to borrower is secured on a pari passu basis by various notes (Note A-1 in the amount of $50,000,000 and Note A-2 in the amount of $27,895,480). Seller is contributing Note A-2 to the WFCM 2016-NXS5 Trust. The Mortgage Loan will be serviced pursuant to the Pooling and Servicing Agreement for the WFCM 2015-NXS4 Trust.
(8) Permitted Liens, Title Insurance	Chicago Industrial Portfolio II (Loan No. 3)	With respect to the Walgreens at the 1601 North Main Street Mortgaged Property, having an allocated loan amount of $3,761,785, the single tenant has a right of first refusal (ROFR) to purchase its respective properties if bona fide offer is received as to related property only that the related borrower is otherwise willing to accept. The ROFR is not extinguished by foreclosure; however, the ROFR does not apply to foreclosure or deed in lieu thereof. With respect to the Strikeforce Bowling at the 2001 Parkes Drive Mortgaged Property, having an allocated loan amount of $1,464,766, the single tenant has a purchase option exercisable until September 30, 2017 to purchase such property for $2,200,000 (equal to the current as-is appraised value) with closing to occur within 180 days of the option’s exercise. The purchase option is not extinguished by foreclosure, but the tenant has agreed that if the option is exercised, title shall not transfer until all related mortgage obligations have been satisfied
(8) Permitted Liens, Title Insurance	Walgreens – CVS Portfolio (Loan No. 4)	For each of 12 constituent properties, tenant (CVS as to the CVS - Baton Rouge Mortgaged Property and Walgreens Co. as to the other 11 portfolio properties) has Right of First Refusal (ROFR) to purchase the related Mortgaged Property if bona fide offer received that borrower otherwise willing to accept. The ROFR is not extinguished by foreclosure; however, the ROFR does not apply to foreclosure or deed in lieu thereof.
(8) Permitted Liens, Title Insurance	Keurig Green Mountain (Loan No. 6)	The Mortgaged Property was previously used by Tyco Electronics, now TE Connectivity (NYSE: TEL; S&P “A-/Stable”), which is responsible for certain site remediation activities, including limited groundwater

Sch. C-1

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
monitoring and placing in situ chemical oxidation injections into monitoring wells. The Phase I environmental site assessment concludes that the Mortgaged Property is deemed to have controlled recognized environmental conditions (CREC), and poses no risks to human health or environmental welfare so long as site conditions do not change and maintenance of sub-slab pressurization system continues.
(8) Permitted Liens, Title Insurance	Preferred Freezer - Westfield, MA (Loan No. 13)	Single tenant (Preferred Freezer Services) has Right of First Offer (ROFO) to purchase the subject property if borrower decides to market the property for sale. The ROFO is not extinguished by foreclosure; however, the ROFO does not apply to foreclosure or deed in lieu thereof.
(8) Permitted Liens, Title Insurance	Holiday Inn Express & Suites Allen (Loan No. 36)	Developer has purchase option and right of first refusal (ROFR) to purchase subject property if the use of the property as a hotel changes or the property goes dark for more than 360 days. The purchase price is based on fair market value, as determined by mutual agreement or stipulated appraisal process. The developer’s ROFR is triggered by any sale that intends to change the use of the property such that it is no longer an “approved use” (hotel). The ROFR is not extinguished by foreclosure; however, the ROFR does not apply to foreclosure or deed in lieu thereof. An estoppel from the developer provides that the lender has 60 days to cure an event giving rise to the purchase option, with an automatic extension for a reasonable amount of time so long as lender is diligently pursuing the cure. The events triggering the purchase option (use change or going dark for more than 360 days) would also be events of default under the loan documents.
(8) Permitted Liens, Title Insurance	Self Storage 1 Lincoln Park (Loan No. 41)	Phase I environmental site assessment identified controlled recognized environmental condition (CREC) associated with the property’s prior use as tannery and manufacturing plant. Following issuance of a no further action letter in 2001, the property was redeveloped as its current self-storage use with property use restrictions for commercial/industrial uses only.
(8) Permitted Liens, Title Insurance	El Paso and Yosemite Self Storage (Loan No. 52)	Cell tower tenant (Crown Castle MU, LLC) has right of first refusal (ROFR) to purchase subject property if bona fide offer is received from an entity that either (i) owns and operates towers and other facilities for wireless telecommunications or (ii) is in the business of acquiring leased fee interests in cell tower-improved properties, and said entity desires to acquire an interest in all or a portion of the leased premises. The loan documents require lender consent to a transfer of all or part of the Mortgaged Property.
(15) Actions Concerning Mortgage Loan	10 South LaSalle Street (Loan No. 2)	The loan guarantor (Jeffrey Feil) is named as defendant in a lawsuit initiated by various family members/shareholders alleging mismanagement of certain family businesses and trusts and seeking dissolution and liquidation of the related business assets. Mr. Feil assumed control of the businesses following the death of his parents. Specifically, the plaintiffs’ claims include that Mr. Feil, using his voting control, engaged in a scheme to restrict cash distributions and coerce the family members to sell their interests in the family businesses to Mr. Feil on below-market terms. Additional claims include Mr. Feil’s

Sch. C-2

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
misappropriation of insurance proceeds following Hurricane Katrina. Certain information concerning the related proceedings is under seal because of existing confidentiality agreements. We cannot assure you that such litigation will not be adversely adjudicated, or that there will not be any material adverse effects on Mr. Feil’s business or on the operation of the Mortgaged Property as a result. Mr. Feil’s stated net worth/ liquidity as of December 31, 2014 was approximately $140.9 million/ $13.7 million. The loan documents include requirements for hard/ springing cash management (with triggers for any event of default and less than 7.5% debt yield) and minimum guarantor net worth/liquidity requirements of $100 million/ $10 million, among other things.
(15) Actions Concerning Mortgage Loan	Keurig Green Mountain (Loan No. 6)	The sponsor of the Mortgage Loan is Cole Office & Industrial REIT, Inc. A sponsor affiliate, American Realty Capital Properties Inc. (“ARCP”, and currently renamed as VEREIT Inc.) reported an accounting error in its first quarter 2014 financial results that it said was intentionally concealed in the second quarter’s results. The report has led to criminal and civil investigations and the resignations of at least five executives. Also, there are related class actions, derivative actions, and individual actions under the federal securities laws and state common and corporate laws in both federal and state courts in New York and Maryland. A new chief executive officer of ARCP has been appointed. Since a merger in 2014 of various Cole entities (including the sponsor) with ARCP, all Cole non-traded REITs have operated separately from ARCP, maintaining separate audits, procedures and reporting functions. The sponsor’s operating partnership entity, Cole Corporate Income Operating Partnership II, LP, is carve-out guarantor for the Mortgage Loan. As of March 31, 2015, the guarantor had a stated net worth in excess of $226 million.
(18) Insurance	10 South LaSalle Street (Loan No. 2)	Insurance Deductible. Loan documents permit a liability insurance deductible of up to $100,000.
(18) Insurance	Walgreens – CVS Portfolio (Loan No. 4)	Borrower’s obligation to provide required insurance (including property, rent loss, terrorism and liability coverage) is suspended if tenant (Walgreen Co. or CVS) elects to provide third party insurance or self-insure in accordance with its lease. The terms of the underlying leases vary with respect to net worth and credit rating conditions to the tenant’s right to self-insure, but the loan documents condition the suspension of the borrower’s obligation to provide required insurance to, among other things, the tenant’s maintaining a net worth of at least $250 million and its credit rating is no less than S&P “BBB-”. If tenant elects to provide third party insurance in accordance with its lease (which does not expressly require rent loss or, except for the CVS - Baton Rouge Mortgaged Property, terrorism insurance), the borrower’s obligation to provide rent loss or terrorism insurance would be suspended, but the lease has no rent abatement or termination remedies for any reason during the loan term. Further, if the related lease is in full force effect and there is no lease or loan default, the provisions of the lease shall control disbursement of any casualty proceeds. Each of the Walgreens tenants (the single tenant at 11 of the Mortgaged Properties) is currently

Sch. C-3

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
providing third party insurance that complies with loan document requirements. The CVS tenant (the single tenant at one Mortgaged Property) has provided notice of its self-insurance election.
(18) Insurance	Keurig Green Mountain (Loan No. 6)	The loan documents require that insurance providers have a A.M. Best’s rating of “A-:VIII”, S&P “A-“ or equivalent rating by another rating agency. In-place insurance is provided by carriers having not less than an A.M. Best’s rating of “A:XIV” or, if rated by S&P, S&P “A”.
(18) Insurance	Preferred Freezer - Westfield, MA (Loan No. 13)	(i) Property Insurance Deductible. The loan documents permit a property insurance deductible of up to $100,000. The in-place coverage provides for a $25,000 deductible. (ii) Lender Control of Casualty Proceeds. The loan documents provide that the lender controls disbursement of available casualty proceeds of $1,000,000 or more (the “restoration threshold”). While the original principal balance of the loan is $21,000,000 (and the restoration threshold would be less than 5% of such amount at origination), the scheduled balance at maturity is $19,328,273 (and the restoration threshold would be approximately 5.2% of such amount).
(18) Insurance	Wright Line HQ (Loan No. 30)	Borrower’s obligation to provide required insurance (including rent loss and terrorism coverage) is suspended if tenant (Eaton Corporation) elects to provide third party insurance in accordance with its lease. The insurance-related provisions of the lease: (i) do not require rent loss or terrorism coverage, (ii) permit deductibles up to $250,000, (iii) permit the tenant to control use of casualty proceeds for restoration following casualty so long as the tenant is not in default, and (iv) require rent to be paid without abatement during the process of restoration. In-place coverage includes rent loss and terrorism insurance, and provides for a $5,000 deductible.
(18) Insurance	Hy-Vee Milan (Loan No. 31)	Hy-Vee Milan (310931428)($7,600,000): Borrower’s obligation to provide required insurance (including property, rent loss, terrorism and liability coverage) is suspended if tenant (Hy-Vee, Inc.) elects to provide third party insurance or self-insure in accordance with its lease. Tenant is permitted to self-insure if, among other things, it maintains a net worth of at least $100 million. If Hy-Vee elects to provide third party insurance in accordance with its lease, the borrower’s obligation to provide rent loss or terrorism insurance is suspended, but the lease has no rent abatement remedies for any reason during the loan term. At the time of loan origination, Hy-Vee had not elected to self-insure.
(26) Local Law Compliance	Walgreens – CVS Portfolio (Loan No. 4)	Various properties have material legal non-conforming improvements where the applicable zoning ordinance provisions do not permit full rebuild under all circumstances, and law and ordinance insurance is not required to be maintained in the event the tenant is elects to self-insure as permitted by its lease (and the borrower’s obligations to provide required insurance are suspended in accordance with the loan documents): (i) for the Walgreens - Mechanicsville Mortgaged Property, current setbacks (approximately 70 feet and 101 feet along adjacent roadways) exceed the 10 foot maximum; and (ii) for the Walgreens - West Hartford Mortgaged Property, existing height exceeds current height limits (36.3 feet existing v. 25 feet permitted), and existing setbacks are less than current setback

Sch. C-4

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
requirements (48.7 feet existing v. 50 feet required). Each of the affected Walgreens tenants is currently providing third party insurance which includes law and ordinance insurance.
(31) Acts of Terrorism Exclusion	10 South LaSalle Street (Loan No. 2)	Loan documents provide that if TRIPRA or a successor statute is not in effect, borrower shall not be required to spend on terrorism insurance more than 2 times the cost of the property and rent loss coverage (excluding terrorism coverage) required by the loan documents.
(31) Acts of Terrorism Exclusion	Walgreens – CVS Portfolio (Loan No. 4)	Borrower’s obligation to provide required insurance (including property, rent loss, terrorism and liability coverage) is suspended if tenant (Walgreen Co. or CVS) elects to provide third party insurance or self-insure in accordance with its lease. The terms of the underlying leases vary with respect to net worth and credit rating conditions to the tenant’s right to self-insure, but the loan documents condition the suspension of the borrower’s obligation to provide required insurance to, among other things, the tenant’s maintaining a net worth of at least $250 million and its credit rating is no less than S&P “BBB-”. If tenant elects to provide third party insurance in accordance with its lease (which does not expressly require rent loss or, except for the CVS - Baton Rouge Mortgaged Property, terrorism insurance), the borrower’s obligation to provide rent loss or terrorism insurance would be suspended, but the lease has no rent abatement or termination remedies for any reason during the loan term. Further, if the related lease is in full force effect and there is no lease or loan default, the provisions of the lease shall control disbursement of any casualty proceeds. Each of the Walgreens tenants (the single tenant at 11 of the Mortgaged Properties) is currently providing third party insurance that complies with loan document requirements. The CVS tenant (the single tenant at one Mortgaged Property) has provided notice of its self-insurance election.
(31) Acts of Terrorism Exclusion	Torrance Crossroads (Loan No. 5)	Loan documents provide that if TRIPRA or a successor statute is not in effect, borrower shall not be required to spend on terrorism insurance more than 2 times the cost of the property and rent loss coverage (excluding terrorism coverage) required by the loan documents.
(31) Acts of Terrorism Exclusion	Keurig Green Mountain (Loan No. 6)	If TRIPRA or a successor statute is not in effect, borrower shall not be required to spend on terrorism insurance more than 2 times the cost of the property and rent loss coverage (excluding terrorism coverage) required by the loan documents.
(31) Acts of Terrorism Exclusion	Wright Line HQ (Loan No. 30)	Borrower’s obligation to provide required insurance (including rent loss and terrorism coverage) is suspended if tenant (Eaton Corporation) elects to provide third party insurance in accordance with its lease. If Eaton Corporation elects to provide third party insurance in accordance with its lease, the borrower’s obligation to provide rent loss or terrorism insurance is suspended, but the lease has no rent abatement remedies for any reason during the loan term.
(31) Acts of Terrorism Exclusion	Hy-Vee Milan (Loan No. 31)	Borrower’s obligation to provide required insurance (including property, rent loss, terrorism and liability coverage) is suspended if tenant (Hy-Vee, Inc.) elects to provide third party insurance or self-insure in accordance with its lease. Tenant is permitted to self-insure if, among

Sch. C-5

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

other things, it maintains a net worth of at least $100 million. If Hy-Vee elects to provide third party insurance in accordance with its lease, the borrower’s obligation to provide rent loss or terrorism insurance is suspended, but the lease has no rent abatement remedies for any reason during the loan term. At the time of loan origination, Hy-Vee had not elected to self-insure.

(33) Single-Purpose Entity	Keurig Green Mountain (Loan No. 6)	Senior loan to borrower is secured on a pari passu basis by various notes (Note A-1 in the amount of $50,000,000 and Note A-2 in the amount of $27,895,480). Seller is contributing Note A-2 to the WFCM 2016-NXS5 Trust. Borrower is an SPE with two independent directors, but a non-consolidation opinion was not required.
(33) Single-Purpose Entity	Hampton Inn & Suites Salinas (Loan No. 27)	Borrower is a recycled SPE, and owned an undeveloped parcel adjacent to the Mortgaged Property at the time of the latter’s development. A Phase I environmental site assessment including the prior owned property was obtained at the time of the construction loan, and no recognized environmental conditions were identified. The loan documents provide for personal liability to the borrower and guarantors for losses related to the prior owned property.
(36) Ground Leases	Walgreens – CVS Portfolio (Loan No. 4)	With respect to the Walgreens - Glen Burnie Mortgaged Property (having an allocated loan amount of $2,587,465), the borrower has a sub-leasehold estate as to the entirety of the related Mortgaged Property. The latest expiration of the sub-leasehold with extensions is September 29, 2079 (the loan matures February 11, 2026). Variations: The prime ground lease does not contain customary CMBS-type lender-protective provisions, and the prime ground lessor was unwilling to provide anything more than a minimal estoppel. Consequently, beyond obtaining consent to the lender’s encumbering the sub-leasehold and the duration of the leasehold term, exceptions exist to all other elements contained in subparagraphs (A)-(L). The loan documents provide for personal liability to the borrower and guarantor if the borrower’s sub-leasehold interest is terminated in an amount equal to (i) if the outstanding debt is greater than 150% of the allocated loan amount of the related property (the Ground Lease Recourse Amount), an amount equal to the Ground Lease Recourse Amount, or (ii) if the outstanding debt is equal or less than the Ground Lease Recourse Amount, an amount equal to the outstanding debt.
(42) Organization of Mortgagor	The Tower (Loan No. 26)	Affiliates of sponsor (Joseph Morrier) filed for Chapter 11 bankruptcy in January 2012 in connection with losses hops ranch operations and maturing bank debt. The bankruptcy was dismissed in October 2012 following sale of certain ownership interests and other related inventory and assets.
(43) Environmental Conditions	Chicago Industrial Portfolio II (Loan No. 3)	The Phase I environmental site assessments obtained at loan origination identified (a) a recognized environmental condition at the 3883 Butterfield Road Mortgaged Property (having an allocated loan amount of $13,665,598) related to the existence of one 20,000 gallon underground storage tank. The tank is in compliance with the applicable environmental regulations, no leaks have been reported and the Phase I

Sch. C-6

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
recommended no further action with respect to same. In addition, the Phase I site assessment identified a controlled recognized environmental conditions at two of the 23 constituent properties, as follows: (i) at the 1501-1525 North Main Street Mortgaged Party (having an allocated loan amount of $885,517), a controlled recognized environmental condition was identified involving a 2005 dry cleaning solvent release from an on-site dry cleaning operation, and a no further action letter was issued by the Illinois Environmental Protection Agency (IEPA) in 2007 upon implementation of engineering controls to maintain the floor slab and institutional controls preventing groundwater wells from being installed on the property; and (ii) at the 619-631 South Vermont Street Mortgaged Property (having an allocated loan amount of $1,158,496), a controlled recognized environmental condition was identified as a result of the abandonment in place of a 2000-gallon used oil underground storage tank, and the IEPA permitted the UST to remain in place and approved site-specific remediation objectives in November 1993, issuing a no further action letter in 1994. Further, the Phase I environmental site assessments identified potentially sensitive prior site activities (but no recognized environmental conditions) at five of the 23 constituent properties: (i) at each of the 601-617 South Vermont Street Mortgaged Property (having an allocated loan amount of $1,111,890), at the 619-631 South Vermont Street Mortgaged Property (having an allocated loan amount of $1,158,496), at the 641-655 South Vermont Street Mortgaged Property(having an allocated loan amount of $1,424,818), and at the 707-717 South Vermont Street Mortgaged Property, storage of chemical or petroleum products and usages, (ii) at the 2101-2111 West 21st Avenue (having an allocated loan amount of $3,046,047), ignitable hazardous wastes and hazardous halogen solvent material, and (iii) at the 900-926 South Westwood Avenue Mortgaged Property, a triple trap oil/water separator. Although Phase II environmental site assessments were not recommended, the lender obtained a $8 million lender environmental collateral protection and liability-type environmental insurance policy with $2 million sublimit per claim from Steadfast Insurance Company, a member company of Zurich North America with a 10 year term (equal to the loan term) and a 3 year policy tail and having a $100,000 deductible. The policy premium was pre-paid at closing, and the loan documents required an up-front $100,000 reserve for the environmental policy deductible. Zurich North America has an S&P rating of “AA-”.
(43) Environmental Conditions	Walgreens – CVS Portfolio (Loan No. 4)	The Phase I environmental site assessments obtained at loan origination identified recognized environmental conditions at four of the 12 constituent properties, as follows: (i) at the CVS - Baton Rouge – Mortgaged Property, a Phase II ESA was recommended due to prior on-site gas station uses; (ii) at the Walgreens - Elk City Mortgaged Property, a Phase II ESA was recommended due to prior on-site gas station and auto repair uses; (iii) at the Walgreens – Mechanicsville Mortgaged Property, continued investigation and remediation was recommended for closure related to prior removal of an underground storage tank; and (iv) at the Walgreens - West Hartford Mortgaged Property, review of closure

Sch. C-7

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

documentation was recommended for a heating oil UST, or, if not obtained, a Phase II ESA.  In lieu of a Phase II ESA, , the lender obtained a $4 million lender environmental collateral protection and liability-type environmental insurance policy with $2 million sublimit per claim from Great American Insurance Co. with a 10 year term (equal to the loan term) and a 3 year policy tail and having a $25,000 deductible. The policy premium was pre-paid at closing.  Great American has an S&P rating of “A+”.

(43) Environmental Conditions	Security Public Storage - Sacramento I (Loan No. 54); Security Public Storage - Moreno Valley (Loan No. 58); Security Public Storage – Shaw (Loan No. 59); Security Public Storage – Blackstone (Loan No. 61)	In lieu of obtaining a Phase I environmental site assessment, the lender obtained a $6,829,642 group lender environmental collateral protection and liability-type environmental insurance policy with $4,350,000 sublimit per claim from Steadfast Insurance Company, a member company of Zurich North America with a 10 year term (equal to the loan term) and a 3 year policy tail and having a $0 deductible. The policy premium was pre-paid at closing. Zurich North America has an S&P rating of “AA-”.

Sch. C-8

EXHIBIT D-1

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

WELLS FARGO BANK, NATIONAL ASSOCIATION

ASSISTANT SECRETARY’S CERTIFICATE

I, [_____], an Assistant Secretary of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Mortgage Loan Seller”), HEREBY CERTIFY that:

1.	Attached hereto as Exhibit A is a true and complete copy of the Articles of Association of the Mortgage Loan Seller, which are in full force and effect on the date hereof.

2.	Attached hereto as Exhibit B is a true and correct copy of the By-laws of the Mortgage Loan Seller, which are in full force and effect on the date hereof.

3.	Attached hereto as Exhibit C is a true and complete copy of resolutions relating to loan sales and securitizations duly adopted by the Board of Directors of the Mortgage Loan Seller as of September 5, 2007. Such resolutions have not been modified, amended, rescinded or revoked and remain in full force and effect on the date hereof.

4.	Each person who, as an officer or representative of the Mortgage Loan Seller, signed (i) the Mortgage Loan Purchase Agreement dated as of February 18, 2016 between the Mortgage Loan Seller, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), (ii) the Indemnification Agreement dated as of February 18, 2016, between the Mortgage Loan Seller, the Purchaser, Wells Fargo Securities, LLC (“WFS”) Citigroup Global Markets Inc. (“CGMI”) and Natixis Securities Americas LLC (“Natixis”), (iii) an Underwriting Agreement dated as of February 18, 2016, between the Mortgage Loan Seller, the Purchaser, WFS, CGMI and Natixis, and (iv) a Certificate Purchase Agreement dated as of February 18, 2016, between the Mortgage Loan Seller, the Purchaser, WFS, CGMI and Natixis, and any other document delivered in connection with the transactions contemplated thereby was at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative and the signatures of such persons appearing on such documents are their genuine signatures.

5.	As of the date of such signing and delivery of such documents, [OFFICER] was a duly appointed, qualified and acting officer of the Mortgage Loan Seller, his correct title appears beside his name, and on said date he was duly authorized to act on behalf of the Mortgage Loan Seller as set forth in Exhibit C.

Name	Title

Exh. D-1-1

IN WITNESS WHEREOF, I have signed this Certificate as of February 26, 2016.

Name: Title:

Exh. D-1-2

EXHIBIT D-2

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by Wells Fargo Bank, National Association (“Wells Fargo Bank”) of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of February 18, 2016 (the “Mortgage Loan Purchase Agreement”) between Wells Fargo Bank, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of Wells Fargo Bank in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) Wells Fargo Bank has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of Wells Fargo Bank. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this February 26, 2016.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name: Title:

Exh. D-2-1